UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

File No. 811-04809

Liberty All-Star Equity Fund

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Tane T. Tyler, General Counsel

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:     December 31

Date of reporting period: January 1 - December 31, 2012

Item 1. Report of Shareholders.

Contents

1	President’s Letter

4	Unique Fund Attributes

6	Multi-Management Has Produced More Consistent Returns

7	Investment Managers/Portfolio Characteristics

8	Investment Growth

9	Table of Distributions and Rights Offerings

10	Manager Roundtable

15	Top 20 Holdings and Economic Sectors

16	Major Stock Changes in the Quarter

17	Schedule of Investments

24	Statement of Assets and Liabilities

25	Statement of Operations

26	Statements of Changes in Net Assets

27	Financial Highlights

28	Notes to Financial Statements

32	Report of Independent Registered Public Accounting Firm

33	Automatic Dividend Reinvestment and Direct Purchase Plan

34	Tax Information/Description of Lipper Benchmark and Market Indices

35	Trustees and Officers

38	Results of Shareholder Meeting

40	Privacy Policy

Inside Back Cover: Fund Information

A SINGLE INVESTMENT...
A DIVERSIFIED CORE PORTFOLIO

A single fund that offers:

• A diversified, multi-managed portfolio of growth and value stocks
• Exposure to many of the industries that make the U.S. economy one of the world’s most dynamic
• Access to institutional quality investment managers
• Objective and ongoing manager evaluation
• Active portfolio rebalancing
• A quarterly fixed distribution policy
• Actively managed, exchange traded fund listed on the New York Stock Exchange (ticker symbol: USA)

LIBERTY ALL-STAR® EQUITY FUND

The views expressed in the President’s Letter, Unique Fund Attributes and Manager Roundtable reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions, and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent. References to specific company securities should not be construed as a recommendation or investment advice.

LIBERTY ALL-STAR® EQUITY FUND	1
PRESIDENT’S LETTER (UNAUDITED)

Fellow Shareholders:	February 2013

Overcoming a wide range of potential obstacles, U.S. stocks turned in a solid 2012, as the S&P 500® Index gained 16.00 percent for the year. The first and third quarters—with returns of 12.59 percent and 6.35 percent, respectively—propelled the index to its best year since 2009, when it was in rebound mode after the 2007-08 financial crisis. Moderate losses of 2.75 percent and 0.38 percent in the second and fourth quarters, respectively, kept the index from an even stronger year. Other major indices also advanced, with the NASDAQ Composite Index returning 17.45 percent and the widely followed Dow Jones Industrial Average (DJIA) returning 10.24 percent.

The gains came despite a global macro environment with ample reasons for investors to be wary. Among the worries were the ongoing financial crisis in Europe, fears of a hard economic landing in China, continuing high unemployment and lower consumer spending in the U.S., the uncertainty of a presidential election year, and the fiscal cliff debate in Washington. But, coming off a good fourth quarter of 2011, the S&P 500® Index started the year with its strongest first quarter return since 1998. The index continued to advance until hitting a waterfall sell-off in May, sparked by J.P Morgan’s announcement of a multi-billion dollar trading loss in London, anemic readings on the U.S. economy, and continued struggles with massive sovereign debt and weak financial institutions in the Euro Zone. While some of these same issues simmered beneath the surface in the third quarter, investors appeared willing to accept the risks, as they were heartened by central banks around the world stimulating their respective economies and, in the U.S., a stronger housing sector, higher consumer confidence and corporate earnings reports that exceeded expectations. Gradual but ongoing improvements in the U.S. economy were not enough to overcome worries over the outcome of the fiscal cliff debate in Washington, and stocks ended the fourth quarter with moderate declines. Although not as severe as it was in 2011, volatility continued to roil stock markets in 2012, as an upwardly trending market was hit with sharp sell-offs in May and October-November.

For investors in Liberty All-Star Equity Fund, it was a rewarding year. The Fund returned 14.72 percent with shares valued at net asset value (NAV) with dividends reinvested and 20.94 percent with shares valued at market price with dividends reinvested. While the NAV reinvested return moderately lagged the S&P 500® Index, it was just slightly behind the 14.97 percent return of the Lipper Large-Cap Core Mutual Fund Average. The Fund’s market price return was ahead of both the S&P 500® and the Lipper benchmark, and more than double the return of the DJIA. The discount at which Fund shares traded relative to their underlying NAV was generally unchanged compared to 2011, ranging from as narrow as 9.2 percent to as wide as 15.3 percent.

The Fund outperformed in the first and fourth quarters, and was in-line with the S&P 500® in the third quarter. The only detractor was a six-week period in the middle of the second quarter when financial stocks, in which the Fund was overweight, were hit hard and investors sought refuge in a few defensive sectors that, in the view of the Fund’s investment managers, were overpriced. Yet, in the fourth quarter financials outperformed and the Fund benefited from its overweight position to the financial sector. For the fourth quarter, the Fund ranked in the 21st percentile of peer funds in the Lipper Large-Cap Core Mutual Fund Average but it finished in the 60th percentile for the full year.

Looking long term, we are pleased that over the past 25-year period, the Fund has outperformed the S&P 500® Index with shares valued at market price with dividends reinvested, returning an average of 10.01 percent annually compared to 9.71 percent for the S&P 500® Index (and 9.34 percent for the Fund’s Lipper benchmark). We note that the Fund’s return over this period is net of fees, while the S&P 500® return includes no fees (and would further point out that any investment in the S&P 500® would incur fees).

www.all-starfunds.com	USA

2	LIBERTY ALL-STAR® EQUITY FUND
PRESIDENT’S LETTER (UNAUDITED)

Fund distributions totaled $0.32 per share in 2012. As shareholders may recall, the Fund’s distribution policy has been in place for 25 years and is a major component of the Fund’s total return. These distributions add up to $22.74 since that time. We would emphasize that shareholders must include these distributions when determining the return on their investment in the Fund.

Once again, in this annual report we offer a question and answer session with the Fund’s five investment managers. We believe you will find the comments of these leading investors to be both interesting and insightful. As we have also done in recent annual reports, we once again offer a brief summary of the Fund’s attributes (on pages 4 and 5). I urge you to revisit these attributes, as they help to make the Fund a unique and attractive investment vehicle.

We are pleased that the Fund performed well in 2012—a year in which concerns over issues both at home and abroad could have given pause to investors. But, continued strong company fundamentals and gradual improvements in the economy were sources of optimism and they ultimately carried the day. Volatility, albeit somewhat muted in 2012 compared to 2011, is often a challenge for actively managed funds, such as Liberty All-Star Equity Fund; but the professionalism of the Fund’s investment managers and its multi-manager structure led to a rewarding year for investors. We are optimistic about prospects for 2013, but whatever the market holds, please be assured that we will remain diligent and disciplined, and place our shareholders’ best interests first and foremost.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star® Equity Fund

ANNUAL REPORT	DECEMBER 31, 2012

LIBERTY ALL-STAR® EQUITY FUND	3
PRESIDENT’S LETTER (UNAUDITED)

FUND STATISTICS AND SHORT-TERM PERFORMANCE PERIODS ENDING DECEMBER 31, 2012

FUND STATISTICS:

Net Asset Value (NAV)		$5.35
Market Price		$4.77
Discount		10.8%

	Quarter		2012
Distributions	$0.08		$0.32
Market Price Trading Range	$4.25 to $4.92		$4.21 to $5.01
Discount Range	9.2% to 13.6%		9.2% to 15.3%

PERFORMANCE:

Shares Valued at NAV with Dividends Reinvested	1.13%		14.72%
Shares Valued at Market Price with Dividends Reinvested	0.44%		20.94%
S&P 500® Index	(0.38%)		16.00%
Lipper Large-Cap Core Mutual Fund Average*	0.24%		14.97%
NAV Reinvested Percentile Rank (1 = best; 100 = worst)	21st		60th
Number of Funds in Category	970		941

LONG-TERM PERFORMANCE SUMMARY AND DISTRIBUTIONS	ANNUALIZED RATES OF RETURN
PERIODS ENDING DECEMBER 31, 2012	3 YEARS	5 YEARS	10 YEARS	25 YEARS

LIBERTY ALL-STAR® EQUITY FUND

Distributions	$0.97	$1.93	$6.25	$22.74
Shares Valued at NAV with Dividends Reinvested	7.90%	0.04%	6.88%	9.31%
Shares Valued at Market Price with Dividends Reinvested	10.59%	0.45%	6.43%	10.01%
S&P 500® Index	10.87%	1.66%	7.10%	9.71%
Lipper Large-Cap Core Mutual Fund Average*	8.94%	0.69%	6.52%	9.34%
NAV Reinvested Percentile Ranking (1 = best; 100 = worst)	70th	70th	36th	53rd
Number of Funds in Category	864	753	491	64

*	Percentile ranks calculated using the Fund’s NAV Reinvested results within the Lipper Large-Cap Core Mutual Fund Universe.

Figures shown for the Fund and the Lipper Large-Cap Core Mutual Fund Average are total returns, which include dividends, after deducting Fund expenses. The Fund’s performance is calculated assuming that a shareholder exercised all primary rights in the Fund’s rights offerings. Figures shown for the unmanaged S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the S&P 500® Index can be found on page 34.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

www.all-starfunds.com	USA

4	LIBERTY ALL-STAR® EQUITY FUND
UNIQUE FUND ATTRIBUTES (UNAUDITED)

Unique Attributes of Liberty All-Star® Equity Fund

Several attributes help to make the Fund a core equity holding for investors seeking diversification, income and the potential for long-term appreciation.

Multi-management for Individual Investors

Liberty All-Star® Equity Fund is multi-managed, an investment discipline that is followed by large institutional investors to diversify their portfolios. In 1986, Liberty All-Star® Equity Fund became the first closed-end fund to bring multi-management to individual investors.

Real-time Trading and Liquidity

The Fund has a fixed number of shares that trade on the New York Stock Exchange and other exchanges. Share pricing is continuous—not just end-of-day, as it is with open-end mutual funds. In addition, Fund shares offer immediate liquidity and there are no annual sales fees.

ANNUAL REPORT	DECEMBER 31, 2012

LIBERTY ALL-STAR® EQUITY FUND	5
UNIQUE FUND ATTRIBUTES (UNAUDITED)

Access to Institutional Managers

The Fund’s investment managers invest primarily for pension funds, endowments, foundations and other institutions. Because institutional managers are closely monitored by their clients, they tend to be more disciplined and consistent in their investment process.

Monitoring and Rebalancing

ALPS Advisors continuously monitors these investment managers to ensure that they are performing as expected and adhering to their style and strategy, and will replace managers when warranted. Periodic rebalancing maintains the Fund’s structural integrity and is a well-recognized investment discipline.

Alignment and Objectivity

Alignment with shareholders’ best interests and objective decision-making help to ensure that the Fund is managed openly and equitably. In addition, the Fund is governed by a Board of Trustees that is elected by and responsible to shareholders.

Distribution Policy

Since 1988, the Fund has followed a policy of paying annual distributions on its shares at a rate that approximates historical equity market returns. The current annual distribution rate is 6 percent of the Fund’s net asset value (paid quarterly at 1.5 percent per quarter), providing a systematic mechanism for distributing funds to shareholders.

www.all-starfunds.com	USA

6	LIBERTY ALL-STAR® EQUITY FUND
MULTI-MANAGEMENT HAS PRODUCED MORE CONSISTENT RETURNS (UNAUDITED)

The narrative on the preceding two pages is intended to focus on the unique attributes of the Fund. The chart below demonstrates the long-term outcome of these attributes, particularly the Fund’s multi-management structure. Most mutual funds are run by a single portfolio manager or an internal team of managers pursuing a particular investment style, whether it’s growth or value. But styles go in and out of favor. A style that outperforms on a relative basis one year may disappoint the next, leading to higher volatility.

As discussed in our “Unique Fund Attributes” feature, ALPS utilizes multi-management, that is, combining managers who practice different investment styles to reduce volatility while producing competitive returns.

All-Star’s long-term track record provides clear testimony to the value of the multi-management strategy. The chart below demonstrates that for the trailing 25-year period ending December 31, 2012, the Fund has achieved better-than-average returns and better-than-average consistency compared with peer funds in the Lipper Large-Cap Core universe that have a 25-year performance history.

Each dot represents the precise 25-year return and consistency record ending December 31, 2012, of each fund in the universe of 42 open-end Large-Cap Core equity mutual funds (as classified by Lipper, Inc.) that has a 25-year history. The star represents the Fund’s 25-year NAV reinvested return for the period ending December 31, 2012. The Fund is a closed-end fund and does not continuously offer shares. The Fund trades in the secondary market, investors wishing to buy or sell shares need to place orders through an intermediary or broker. The share price of a closed-end fund is based on the market’s value.

Consistency is measured by the volatility of “non-market” monthly returns, calculated by subtracting the return of the S&P 500® Index from each mutual fund’s return. The lower the volatility, the higher the consistency of results compared with the stock market.

ANNUAL REPORT	DECEMBER 31, 2012

LIBERTY ALL-STAR® EQUITY FUND	7
INVESTMENT MANAGERS/PORTFOLIO CHARACTERISTICS (UNAUDITED)

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500® Index.

INVESTMENT STYLE SPECTRUM
PORTFOLIO CHARACTERISTICS	VALUE				GROWTH
AS OF DECEMBER 31, 2012

	Schneider	Pzena	Matrix	Cornerstone	TCW	Total Fund	S&P 500® Index

Number of Holdings	42	37	34	43	31	153*	500

Percent of Holdings in Top 10	51%	39%	39%	40%	44%	19%	20%

Weighted Average Market Capitalization (billions)	$32	$65	$77	$87	$82	$68	$105

Average Five-Year Earnings Per Share Growth	(2)%	1%	4%	20%	23%	9%	10%

Dividend Yield	1.2%	2.3%	2.4%	1.5%	1.0%	1.6%	2.3%

Price/Earnings Ratio**	12x	12x	13x	15x	23x	14x	16x

Price/Book Value Ratio	1.2x	2.2x	2.1x	4.5x	5.4x	3.1x	3.7x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

www.all-starfunds.com	USA

8	LIBERTY ALL-STAR® EQUITY FUND
INVESTMENT GROWTH (UNAUDITED)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of shares of beneficial interest at the closing market price (NYSE: USA) of $6.00 on December 31, 1987, and tracking its progress through December 31, 2012. For certain information, it also assumes that a shareholder exercised all primary rights in the Fund’s rights offerings (see below). This graph covers the period since the Fund commenced its 10 percent distribution policy in 1988. Effective with the 2009 second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.

The growth of the investment assuming all distributions were received in cash and not reinvested back into the Fund. The value of the investment under this scenario grew to $46,967 (including the December 31, 2012 value of the original investment of $7,950 plus distributions during the period of $37,900 and tax credits on retained capital gains of $1,117).

The additional value realized through reinvestment of all distributions and tax credits. The value of the investment under this scenario grew to $102,183.

The additional value realized through full participation in all the rights offerings under the terms of each offering. The value of the investment under this scenario grew to $132,227 excluding the cost to fully participate in all the rights offerings under the terms of each offering which was $49,966.

Past performance cannot predict future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

ANNUAL REPORT	DECEMBER 31, 2012

LIBERTY ALL-STAR® EQUITY FUND	9
TABLE OF DISTRIBUTIONS AND RIGHTS OFFERINGS (UNAUDITED)

		RIGHTS OFFERINGS
YEAR	PER SHARE DISTRIBUTIONS	MONTH COMPLETED	SHARES NEEDED TO PURCHASE ONE ADDITIONAL SHARE	SUBSCRIPTION PRICE	TAX CREDITS*
1988	$0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10	$10.05
1993	1.07	October	15	10.41	$0.18
1994	1.00	September	15	9.14
1995	1.04
1996	1.18				0.13
1997	1.33				0.36
1998	1.40	April	20	12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10	8.99
2003	0.78
2004	0.89	July	10**	8.34
2005	0.87
2006	0.88
2007	0.90	December	10	6.51
2008	0.65
2009***	0.31
2010	0.31
2011	0.34
2012	0.32
Total	$22.74

*

The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.

**	The number of shares offered was increased by an additional 25% to cover a portion of the over-subscription requests.

***	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.

DISTRIBUTION POLICY

Liberty All-Star® Equity Fund’s current policy is to pay distributions on its shares totaling approximately 6 percent of its net asset value per year, payable in four quarterly installments of 1.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and may be taxed as ordinary income up to the amount of the Fund’s current and accumulated earnings and profits. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The Fund retained such excess gains in 1993, 1996 and 1997.

www.all-starfunds.com	USA

10	LIBERTY ALL-STAR® EQUITY FUND
MANAGER ROUNDTABLE (UNAUDITED)

Investment Manager Roundtable

A look back at 2012 and a look ahead over the next 12-18 months from the Fund’s three value and two growth style investment managers. Plus thoughts on market volatility and professional insights about when to sell a stock.

Liberty All-Star Equity Fund’s five investment managers represent long experience, deep knowledge, a proven track record and, given that they represent both growth and value styles of investing, a broad point of view on the stock market and equity investing generally. Thus, once again, we are grateful to be able to call upon this resource to provide Fund shareholders with commentary and insight. The Fund’s Investment Advisor, ALPS Advisors, Inc., serves as moderator of the roundtable. Participating investment management firms, the portfolio manager for each, and their respective styles and strategies are:

CORNERSTONE CAPITAL MANAGEMENT LLC

Portfolio Manager/Thomas G. Kamp, CFA

President and Chief Investment Officer

Investment Style/Growth – Cornerstone evaluates stocks that its research identifies as offering underappreciated opportunities for growth as defined by one or more of their metrics. Stock selection is further based on the fundamentals of revenue, earnings, cash flow, and management depth and credibility.

MATRIX ASSET ADVISORS, INC.

Portfolio Manager/David A. Katz, CFA

President and Chief Executive Officer

Investment Style/Value – Matrix follows an opportunistic value-oriented investment philosophy. Matrix believes that value can be found in all sectors of the economy, and thus looks for investment opportunities beyond traditional value industries.

PZENA INVESTMENT MANAGEMENT, LLC

Portfolio Manager/Antonio DeSpirito, III

Principal and Portfolio Manager

Investment Style/Value – Pzena uses fundamental research and a disciplined process to identify good companies with a sustainable business advantage that the firm believes are undervalued on the basis of current price to an estimated normal level of earnings.

SCHNEIDER CAPITAL MANAGEMENT CORPORATION

Portfolio Manager/Arnold C. Schneider, III, CFA

President and Chief Investment Officer

Investment Style/Value – The firm practices a disciplined, fundamental approach to add value over time. Research focuses on uncovering new ideas and owning undervalued stocks before they experience a rebound in earnings and come to the attention of other investors.

TCW INVESTMENT MANAGEMENT COMPANY

Portfolio Manager/Craig C. Blum, CFA

Managing Director

Investment Style/Growth – TCW invests in companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins. TCW’s concentrated growth equity strategy seeks companies with distinct advantages in their business model.

Please summarize what produced the best results for you in 2012 and what, in retrospect, didn’t play out the way you thought. As an active manager, did you find volatility and changes in market direction to be especially challenging in 2012? Let’s hear from the value managers to begin, starting with David Katz.

Katz (Matrix – Value): While the overall market had a good year, and we had positive results as well, it was nevertheless a challenging year. On the plus side, financial stocks had a very positive year, as their fundamental progress was finally recognized; their success last year vindicated our patience with them during a difficult 2011, a disconnected year where the group had improving fundamentals yet weakening stock prices.

On the other hand, we were frustrated by the outsized rewards to anointed tech winners such as Apple, Amazon and Oracle, and the denigration of such proven and successful businesses as Microsoft, Cisco and Corning. This created something of a binary performance situation in the market last year and also deepened some mispricings.

We found the “risk on, risk off” environment, reflecting a vacillation between macro concerns and fundamental analyses, to be challenging. We believe that it has created significant mispricings, which we expect to reverse in an environment driven by fundamentals.

DeSpirito (Pzena – Value): Recovery in deeply discounted industries such as financials—our largest sector weight—housing and defense were the largest contributors to performance during 2012. Heading into the year, there was continued pessimism surrounding the trajectory of the global economy. Sentiment improved, however, during the latter part of the year, as aggressive central bank intervention improved investors’ outlook, U.S. housing statistics turned up and cautious optimism emerged for resolution of the fiscal cliff. While we trimmed back our housing and defense exposure, we maintained our weight in financials. Financials began the year with such depressed valuations that even with strong performance in 2012, they remain our most discounted sector.

Positions that lagged during the year were companies where near-term trends in top-line growth were not favorable, even in spite of these companies’ leading

ANNUAL REPORT	DECEMBER 31, 2012

LIBERTY ALL-STAR® EQUITY FUND	11
MANAGER ROUNDTABLE (UNAUDITED)

industry positions. Some of these companies reached absurdly low valuations. Although returns throughout the year were volatile and hinged significantly on macroeconomic events, we took advantage of the dips to stock up on leading businesses at very attractive prices.

Schneider (Schneider Capital Management – Value): The focus of our research to identify securities with low investor expectations that are temporarily trading at a substantial discount to their underlying business value was rewarded in 2012, especially in the home building and banking industries. Two of the strongest performers were KB Home, a geographically diversified homebuilder, and SunTrust Banks Inc., a regional bank with primary operations in the Southeastern U.S. Our investments in the energy sector were a drag on overall returns, but we believe that a return to more normal winter weather as well as the correction of supply and pricing imbalances will provide a solid platform for improved returns in 2013.

Short-term volatility and swings in market direction do not significantly impact our long-term, research-driven process, but we view it as a positive in general as it generates more investment opportunities.

Growth managers, what worked, what didn’t in 2012?

Blum (TCW – Growth): As a group, our information technology holdings produced our best results in 2012. In fact, our top three contributors were IT names Apple, Salesforce.com and ARM Holdings. Although we recognized the slack in the economy, we were surprised by the margin compression in two long-held transportation stocks C. H. Robinson Worldwide and Expeditors International of Washington. We thought volume growth would be tepid but the magnitude of the continued margin compression was disappointing.

The key difficulty in today’s market is not the existence of volatility, but rather the fact that policy response is often a bigger driver of that volatility than true fundamentals. We have assumed this type of environment would persist leading to our balance between offense and defense in the portfolio over the last few years.

Kamp (Cornerstone – Growth): Cornerstone’s best results in 2012 were produced in the healthcare sector, led by Gilead Sciences. Gilead’s stock was up 85 percent as its acquisition of Pharmasset brought a hepatitis C virus drug that should quickly gain market share when it is approved. Cobalt International was also a strong performer as its oil discovery efforts off the coast of Angola produced exciting results. Apollo Group, a for-profit education company, was a stock that did not play out as we thought, as the inflection point of any turnaround continues to get pushed back while creating a deeper earnings trough. Technology company Acme Packet and Chinese Web services company Baidu were two stocks in our technology sector that underperformed. Cornerstone was impacted by the volatility of the market as our very strong first quarter was offset by weak results from March through July. We finished strong in the last month of the year but were not satisfied with our small relative annual outperformance given that our style tends to lend itself favorably to volatile markets.

Thank you very much. Something that investors frequently overlook is a manager’s sell discipline. They may understand the manager’s style and strategy, and the factors that lead to purchasing a stock; but the sell decision is often forgotten. Give us some insights into your sell discipline, please. Let’s stay with the growth managers and ask Craig Blum to lead off.

Blum (TCW – Growth): We evaluate every holding on an ongoing basis and have both intermediate, 12-18 months, and long-term price targets for every stock in
“Our view on the current market volatility is that we welcome it. We believe it provides a real opportunity for true stock pickers to generate alpha.” Craig Blum (TCW – Growth)

the portfolio. It is much easier to sell a stock that we have owned for several years and that has fulfilled our long-term price target. The much harder decision is to sell a stock where an unexpected negative development has occurred and the stock is getting hit. In this latter case, we place the stock on review and ask ourselves two primary questions: First, is the business model impaired? Second, is the revenue opportunity impaired? If either is true, we will sell the position.

Kamp (Cornerstone – Growth): Cornerstone will trim or completely sell a given stock under three general conditions. Before identifying them, it helps to know that we invest based on what we call a “perception gap,” which exists when consensus expectations fail to recognize the true earnings power of a given company. This perception gap is an underappreciated opportunity. So, that said, we sell when:

•

Valuation is reached; when a price target is reached, its perception gap closes and the margin of safety is reduced. Consequently, risk has increased and the position will generally be trimmed or completely sold.

•	Fundamentals deteriorate; our perception gap is proved wrong or management is no longer credible.
•	We find an opportunity in a more attractive stock.

www.all-starfunds.com	USA

12	LIBERTY ALL-STAR® EQUITY FUND
MANAGER ROUNDTABLE (UNAUDITED)

Value style managers, how about your sell discipline. Arnie Schneider, let’s hear from you first.

Schneider (Schneider Capital Management – Value): We invest in stocks where we believe business fundamentals will begin to improve in the next 12-18 months and lead to a strong earnings rebound. We generally have a 3-5 year investment horizon. Reasons to sell a current holding include:

•	The stock has appreciated in price and reaches a pre-determined target
•	The stock is displaced by a new idea with superior investment potential
•	The company or industry exposure is trimmed due to substantial appreciation in price
•	The underlying investment case is permanently diluted or delayed

Katz (Matrix – Value): Our sell discipline is a reflection of our buy discipline, in that both focus on the difference between a company’s current stock price and its “fair value.” As the company’s stock price rises to the level of its dynamic fair value, we consider selling. The exact sell price will depend on the prevailing environment as well as the company’s particulars.

Beyond a company reaching its fair value, we are constantly examining its business prospects, a stock’s timeliness and management’s commitment to shareholder value. Adverse developments in one or more of these could trigger a sale.

On the downside, while we do not employ a stop-loss mechanism, we will sell when there has been a significant erosion in fair value, driven by a decline in earnings power or margins, or where management has taken steps that we believe are detrimental to shareholders.

DeSpirito (Pzena – Value): Our sell discipline is just that...disciplined. We buy companies when they are in the cheapest one-fifth of our large cap investment universe—which is the largest 500 U.S. listed companies—and we sell companies when they reach the midpoint valuation of that universe. Over 17-plus years of our firm’s history, we have never deviated from this practice. The reasons are twofold: first, it removes the emotion that can destroy the value of good research and,

“Our sell discipline is just that...disciplined. We believe our sell dis-cipline is instrumental to delivering long-term value for our investors.” Tony DeSpirito (Pzena – Value)
second, it provides a systematic approach to harvesting capital from what have become relatively expensive holdings back into new, deeply undervalued names that have qualified for inclusion in our portfolios. We believe our sell discipline is instrumental to delivering long-term value for our investors.

In the current market environment, volatility seems to have widened the performance differential between winner and loser stocks, even when the fundamentals do not justify such wide differentials. Does this phenomenon affect your sell decisions? Do you consider such harsh treatment of stocks unreasonable when the fundamentals are still strong? Value and growth perspectives should be interesting. Let’s hear from the value side, starting with Tony DeSpirito.

DeSpirito (Pzena – Value): We agree that the market environment has been extremely unfriendly to companies that have announced disappointing revenues and/or earnings even if their underlying fundamentals are strong. Our whole investment philosophy, however, is to look beyond the here-and-now and focus on the long-term prospects for a business. We estimate the earnings potential of the business five years from now and base our valuation metrics and fair value estimates on that number. The only time we change that number is if we judge there has been a significant change in the underlying fundamentals of the business—either positive or negative. So, the short answer is that market volatility does not impact our sell discipline, and should the market treat a company harshly in spite of a favorable long-term outlook, we will view it as a buying opportunity.

Arnie Schneider and David Katz, your views please?

Schneider (Schneider Capital Management – Value): Our sell discipline, as previously described, is focused on industry and individual company fundamentals. The decisions to buy, hold or sell are not driven primarily by market volatility or any short-term valuation dislocations that may result. In fact, we consider using price volatility to our favor; when a stock we own declines in price for no fundamental reason, we may buy more. Conversely, when a stock we own has a dramatic rise in price that is not supported by the fundamentals, we may sell some of our position.

Katz (Matrix – Value): We have responded to volatility by opportunistically taking gains a little bit earlier than we might be inclined to do in a less volatile environment. We have done this in cases where we believe market perceptions can change quickly, and there is more exposure to a stock “round tripping” itself. We are also looking closely at the relative attractiveness of similarly-situated companies to ones we own, as volatility might have created a more compelling situation elsewhere.

ANNUAL REPORT	DECEMBER 31, 2012

LIBERTY ALL-STAR® EQUITY FUND	13
MANAGER ROUNDTABLE (UNAUDITED)

It is certainly frustrating to see fundamentally strong companies being mis-valued. It requires patience, which can be painful in the short term, but the market will typically get it right eventually, especially with successful, strong businesses. If we like the business, and management’s stewardship of it, we are usually inclined to wait and will often times increase our position during weakness in anticipation of the market re-valuing the stock higher.

How about the growth point of view on volatility, starting with Tom Kamp.

Kamp (Cornerstone – Growth): This question speaks directly to Cornerstone’s “V-factor” trading philosophy, which is a vital piece of our investment process. This is a strategy that buys the dips or sells into strength with the crucial assumption that the price move was greater than the change in fundamentals. As the reward-to-risk ratio for individual stocks rises or falls through the normal volatility in the marketplace, we dynamically change the risk parameters of the portfolio. We build risk into the portfolio during periods of weakness by adding to positions in stocks with the highest reward-to-risk ratios and reducing our exposure to stocks with lesser reward-to-risk ratios. While we do not know where the bottom is while doing this, we are confident of the fundamentals. We are looking for that kick off the bottom driven by the market realizing the perception gap(s) that we had identified.

Blum (TCW – Growth): Our view on the current market volatility is that we welcome it. We believe it provides a real opportunity for true stock pickers to generate alpha, which we generally define as excess return over a benchmark.

As you look out over the next 12 to 18 months, what are the key trends that you will be focusing on, and what is a stock in the portion of the Fund’s portfolio that you manage that represents each? Craig, lead off for the growth style managers, please.

Blum (TCW – Growth): As we think about the next 12-18 months, we see a bevy of irreversible trends, including but not limited to the following: higher inflation, cloud computing and high data-rate wireless. With regard to inflation, we believe monetary inflation has already occurred due to the many rounds of quantitative easing by the Fed but that we are just starting to see inflation in goods. Although many investors think inflation is terrible for equities, we believe inflation can help stocks as companies with pricing power—a key characteristic that we look for—can adjust to higher inflation and pass along higher prices. While this theme is broadly represented in our portfolio, one name we’d highlight that you won’t find in many growth portfolios, is Silver Wheaton (SLW), a silver streaming company. Streaming is basically a form of alternative financing for miners and the business model is characterized by high margins, high cash flow, limited ongoing capital intensity and more limited operational risks. The model works particularly well in silver because the majority of silver is produced as a by-product and not as the focus ore for the miner. Given SLW’s leverage to silver prices that comes without the exposure to higher production costs, SLW benefits from higher inflation. Yet, the company also benefits from periods of lower silver prices as financing options for miners become more scarce and streaming deals become more accretive to SLW. Cloud computing is another trend that we have invested in for years and that we see only getting bigger. Amazon and Salesforce.com are two obvious examples. A third trend is high data-rate wireless. It is no secret that with the ubiquity of smartphones, tablets and mobile devices, data growth is exploding. In fact, we think wireless network demand could increase 25 times over the next five years. American Tower, a wireless tower company, is a key beneficiary of this trend. The business model is also very attractive with very strong revenue and cash flow visibility resulting from long-term contracts of five to 10 years, with annual price escalators. Unique economics and incremental margins from tenant additions are robust and there are high switching costs for American Tower’s customers.

Kamp (Cornerstone – Growth): Cornerstone’s bottoms- up, fundamental, research-based investment process is focused on individual stock selection and is not thematically driven. However, many of the stocks in our portfolio are driven by secular themes that provide long-term revenue growth opportunities. Our largest portfolio position, Apple, is leveraged to the theme of proliferation of mobile devices and content to the upper end of the market. This theme also benefits Qualcomm in addition to growth in global mobility and the expansion of Internet connectivity.

“Many of the stocks in our portfolio are driven by secular themes that provide long- term revenue growth opportunities; these include proliferating mobile devices, Internet connectivity and recovery in the housing market.”

Tom Kamp (Cornerstone – Growth)

We believe one of the stronger macro trends in the U.S. over the next 12-18 months is the recovery in the housing market. We have exposure to this theme with

Sherwin- Williams. A stronger housing market will also improve Camden Property’s ability to raise rental rates. We are also following two retail themes. One is “Winning-Brands-Winning,” i.e., brands supported by heavy promotional spending taking an increasing share of market as are performance-oriented products, which are represented in the portfolio by The North Face, a VF Corporation brand. The second is “Brand over Boxes,” which obviates the channel risks of e-commerce and has

www.all-starfunds.com	USA

14	LIBERTY ALL-STAR® EQUITY FUND
MANAGER ROUNDTABLE (UNAUDITED)

led us to an investment in Nike. Health insurer WellPoint is leveraged to the continuation, over the next 12 months, of the low utilization of healthcare. In the financial sector, we believe improving credit trends and improving loan growth will benefit credit card issuer Capital One.

David Katz, what’s a value manager looking at over the next 12-18 months?

Katz (Matrix – Value): We envision a market that is more fundamentally driven than macro focused and, as a result, will be kinder to some of the lagging sectors of the past few years, assuming business remains strong. We believe that a number of sectors, including financials, energy and technology, will be beneficiaries of this change. Some stocks that would benefit from this change would be JPMorgan Chase, MetLife and Charles Schwab

“Looking ahead, we envision a market that is more fundamentally driven than macro focused and, as a result, will be kinder to financials, energy and technology.” David Katz (Matrix – Value)
among financials, Schlumberger and Occidental Petroleum among energy stocks, and Cisco Systems and Microsoft among technology stocks.

We also believe that the market’s attraction to dividends will continue as a way of protecting against volatility. We see this applying to many high-quality and well-priced companies, including many that are in our portfolio. Johnson & Johnson and Procter & Gamble are two examples that should benefit from this trend.

Arnie Schneider and Tony DeSpirito, wrap it up for us, please.

Schneider (Schneider Capital Management – Value): We see the continuation of the housing rebound to be a key trend over the next 12-18 months. The supporting factors we see include:

• Home price appreciation has turned positive after a five-year drought, bolstering consumer wealth and confidence. • Housing affordability and attractiveness increasing
as rental market prices continue to escalate. • New home sales are rebounding, but remain significantly below the long-term average of 15 percent of total purchases. • Family formations are	“We see the continuation of the housing rebound to be a key trend over the next 12-18 months.” Arnie Schneider (Schneider Capital Management – Value)
increasing as the economy grows, albeit slowly, which will add to further demand.

The improving housing market will provide direct support to the banking and homebuilding industries, which we believe continue to have a long runway in front of them. We believe Toll Brothers among homebuilders and Regions Financial among banks are two names that will benefit in this environment.

DeSpirito (Pzena – Value): The single most important trend in today’s market is the dramatic valuation disparity between bonds and stocks, and within equities between those with stable earnings or high dividend yields, that are at or close to peak valuations, and many companies with cyclical earnings that remain depressed. Investors have shunned businesses that are exposed to the economic cycles, and particularly punished those that are undergoing near-term revenue challenges. A good example is Hewlett-Packard (HPQ) the world’s largest technology company by revenues. Although investors are concerned about the long-term impact of cloud computing and tablets on the company, not to mention internally-generated issues, we see a company with leading business franchises across a diverse range of technology products and services, a strong balance sheet, ample free cash flow, and the resources and strategic focus to meet these challenges. HPQ is the cheapest non-financial company in our investment universe, and is the largest holding in our portfolio. We would also hasten to add that there is a wide assortment of financial companies, ranging from banks to insurance companies to wealth managers, that fit this profile as well and that represent about one-third of our portfolio.

Many thanks to all for sharing excellent insights into the past year, the months ahead and your own investment decision-making.

ANNUAL REPORT	DECEMBER 31, 2012

LIBERTY ALL-STAR® EQUITY FUND	15
TOP 20 HOLDINGS AND ECONOMIC SECTORS (UNAUDITED)
December 31, 2012

TOP 20 HOLDINGS*	PERCENT OF NET ASSETS

Apple, Inc.	3.39%

JPMorgan Chase & Co.	2.52

QUALCOMM, Inc.	2.11

Schlumberger Ltd.	1.77

Citigroup, Inc.	1.72

ACE Ltd.	1.63

Google, Inc., Class A	1.60

SunTrust Banks, Inc.	1.46

State Street Corp.	1.38

TE Connectivity Ltd.	1.34

Visa, Inc., Class A	1.27

MetLife, Inc.	1.21

The Allstate Corp.	1.20

Devon Energy Corp.	1.18

Bank of America Corp.	1.11

Toll Brothers, Inc.	1.10

Teva Pharmaceutical Industries Ltd.	1.08

Microsoft Corp.	1.07

NVR, Inc.	1.05

American Tower Corp., Class A	1.03
30.22%

ECONOMIC SECTORS*	PERCENT OF NET ASSETS

Financials	22.97%

Information Technology	21.92

Energy	14.43

Consumer Discretionary	12.32

Health Care	8.87

Industrials	7.27

Consumer Staples	5.58

Materials	2.65

Telecommunication Services	1.55

Utilities	1.02

Other Net Assets	1.42
100.00%

* Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

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16	LIBERTY ALL-STAR® EQUITY FUND
MAJOR STOCK CHANGES IN THE QUARTER (UNAUDITED)
December 31, 2012

The following are the major ($3 million or more) stock changes—both purchases and sales—that were made in the Fund’s portfolio during the fourth quarter of 2012.

	SHARES
SECURITY NAME	PURCHASES (SALES)	HELD AS OF 12/31/12

PURCHASES

Apple, Inc.	13,263	63,012

Bank of America Corp.	601,846	946,196

Express Scripts Holding Co.	76,296	76,296

NIKE, Inc., Class B	40,277	81,460*

Philip Morris International, Inc.	60,828	60,828

Weatherford International Ltd.	482,755	675,369

SALES

Alcoa, Inc.	(407,000)	0

The Allstate Corp.	(74,325)	295,670

British American Tobacco PLC	(58,691)	0

Computer Sciences Corp.	(115,700)	0

Google, Inc., Class A	(4,813)	22,293

KB Home	(212,440)	121,860

OpenTable, Inc.	(71,921)	0

St. Jude Medical, Inc.	(169,000)	0

VF Corp.	(28,805)	14,969

Wells Fargo & Co.	(133,785)	286,865

* Adjusted for stock split.

ANNUAL REPORT	DECEMBER 31, 2012

LIBERTY ALL-STAR® EQUITY FUND	17
SCHEDULE OF INVESTMENTS
as of December 31, 2012

COMMON STOCKS (98.58%)	SHARES	MARKET VALUE

▶ CONSUMER DISCRETIONARY (12.32%)
Auto Components (1.83%)
Delphi Automotive PLC(a)	175,450	$6,710,962
Johnson Controls, Inc.	254,814	7,822,790
Magna International, Inc.	72,325	3,617,697
		18,151,449

Diversified Consumer Services (0.87%)
Apollo Group, Inc., Class A(a)	413,397	8,648,265

Hotels, Restaurants & Leisure (2.09%)
Carnival Corp.	119,650	4,399,531
Marriott International, Inc., Class A	196,256	7,314,461
Orient-Express Hotels Ltd., Class A(a)	172,170	2,012,667
Starbucks Corp.	130,100	6,975,962
		20,702,621
Household Durables (2.35%)
KB Home	121,860	1,925,388
NVR, Inc.(a)	11,345	10,437,400
Toll Brothers, Inc.(a)	338,201	10,934,038
		23,296,826
Internet & Catalog Retail (1.51%)
Amazon.com, Inc.(a)	37,028	9,299,212
priceline.com, Inc.(a)	9,075	5,637,390
		14,936,602
Media (1.12%)
CBS Corp., Class B Non-voting Shares	29,282	1,114,180
Omnicom Group, Inc.	140,000	6,994,400
The Walt Disney Co.	60,775	3,025,988
		11,134,568

Multi-Line Retail (0.54%)
Dollar General Corp.(a)	121,292	5,347,764

Specialty Retail (1.02%)
Dick’s Sporting Goods, Inc.	60,741	2,763,108
Staples, Inc.	646,750	7,372,950
		10,136,058

Textiles, Apparel & Luxury Goods (0.99%)
Burberry Group PLC(b)	81,049	3,305,178
NIKE, Inc., Class B	81,460	4,203,336
VF Corp.	14,969	2,259,870
		9,768,384

▶ CONSUMER STAPLES (5.58%)
Beverages (1.98%)
The Coca-Cola Company	201,754	7,313,582
Diageo PLC(b)	46,684	5,442,421
Molson Coors Brewing Co., Class B	91,025	3,894,960
PepsiCo, Inc.	44,000	3,010,920
		19,661,883

See Notes to Schedule of Investments and Financial Statements

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18	LIBERTY ALL-STAR® EQUITY FUND
SCHEDULE OF INVESTMENTS
as of December 31, 2012

COMMON STOCKS (continued)	SHARES	MARKET VALUE

Food & Staples Retailing (1.14%)
Costco Wholesale Corp.	74,619	$7,370,119
CVS Caremark Corp.	80,000	3,868,000
		11,238,119

Food Products (1.32%)
Archer-Daniels-Midland Co.	210,000	5,751,900
Kellogg Co.	44,000	2,457,400
Mead Johnson Nutrition Co.	73,900	4,869,271
		13,078,571

Household Products (0.63%)
The Procter & Gamble Co.	92,500	6,279,825

Tobacco (0.51%)
Philip Morris International, Inc.	60,828	5,087,654

▶ ENERGY (14.43%)
Energy Equipment & Services (4.38%)
Baker Hughes, Inc.	68,300	2,789,372
National-Oilwell Varco, Inc.	51,400	3,513,190
Oceaneering International, Inc.	105,300	5,664,087
Schlumberger Ltd.	252,925	17,525,173
Tidewater, Inc.	143,000	6,389,240
Weatherford International Ltd.(a)	675,369	7,557,379
		43,438,441

Oil, Gas & Consumable Fuels (10.05%)
Anadarko Petroleum Corp.	44,439	3,302,262
Arch Coal, Inc.	1,389,230	10,169,164
BP PLC(b)	214,107	8,915,416
Chesapeake Energy Corp.	586,321	9,744,655
Chevron Corp.	61,000	6,596,540
Cobalt International Energy, Inc.(a)	241,690	5,935,906
ConocoPhillips	103,000	5,972,970
CONSOL Energy, Inc.	63,150	2,027,115
Devon Energy Corp.	224,673	11,691,983
Exxon Mobil Corp.	44,775	3,875,276
Occidental Petroleum Corp.	117,000	8,963,370
Peabody Energy Corp.	367,960	9,791,416
Royal Dutch Shell PLC, Class A(b)	129,081	8,900,135
Valero Energy Corp.	58,000	1,978,960
WPX Energy, Inc.(a)	117,465	1,747,879
		99,613,047

▶ FINANCIALS (22.97%)
Capital Markets (5.08%)
The Charles Schwab Corp.	667,100	9,579,556
Franklin Resources, Inc.	32,825	4,126,102
The Goldman Sachs Group, Inc.	33,575	4,282,827
Invesco Ltd.	193,325	5,043,849
Morgan Stanley	419,100	8,013,192
State Street Corp.	291,100	13,684,611
UBS AG	359,525	5,658,924
		50,389,061

See Notes to Schedule of Investments and Financial Statements

ANNUAL REPORT	DECEMBER 31, 2012

LIBERTY ALL-STAR® EQUITY FUND	19
SCHEDULE OF INVESTMENTS
as of December 31, 2012

COMMON STOCKS (continued)	SHARES	MARKET VALUE

Commercial Banks (4.54%)
BB&T Corp.	190,000	$5,530,900
Huntington Bancshares, Inc.	348,386	2,226,186
KeyCorp	253,210	2,132,028
PNC Financial Services Group, Inc.	93,489	5,451,344
Regions Financial Corp.	750,118	5,340,840
SunTrust Banks, Inc.	511,513	14,501,394
Wells Fargo & Co.	286,865	9,805,046
		44,987,738

Consumer Finance (1.13%)
American Express Co.	103,500	5,949,180
Capital One Financial Corp.	89,709	5,196,842
		11,146,022

Diversified Financial Services (5.35%)
Bank of America Corp.	946,196	10,975,874
Citigroup, Inc.	431,554	17,072,276
JPMorgan Chase & Co.	568,875	25,013,434
		53,061,584

Insurance (6.46%)
ACE Ltd.	202,855	16,187,829
The Allstate Corp.	295,670	11,877,064
American International Group, Inc.(a)	177,475	6,264,868
Assured Guaranty Ltd.	269,219	3,830,986
Axis Capital Holdings Ltd.	257,335	8,914,084
Genworth Financial, Inc., Class A(a)	212,084	1,592,751
MetLife, Inc.	364,850	12,018,159
RenaissanceRe Holdings Ltd.	16,688	1,356,067
WR Berkley Corp.	52,331	1,974,972
		64,016,780

Real Estate Investment Trusts (0.41%)
Camden Property Trust	59,236	4,040,487

▶ HEALTH CARE (8.87%)
Biotechnology (0.26%)
Celgene Corp.(a)	32,770	2,579,654

Health Care Equipment & Supplies (2.08%)
Becton, Dickinson and Co.	75,650	5,915,073
Hologic, Inc.(a)	211,189	4,230,116
Intuitive Surgical, Inc.(a)	7,100	3,481,627
Zimmer Holdings, Inc.	105,000	6,999,300
		20,626,116

Health Care Providers & Services (2.08%)
Brookdale Senior Living, Inc.(a)	281,142	7,118,515
Express Scripts Holding Co. (a)	76,296	4,119,984
Laboratory Corp. of America Holdings (a)	18,500	1,602,470
WellPoint, Inc.	127,431	7,763,097
		20,604,066

See Notes to Schedule of Investments and Financial Statements

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20	LIBERTY ALL-STAR® EQUITY FUND
SCHEDULE OF INVESTMENTS
as of December 31, 2012

COMMON STOCKS (continued)	SHARES	MARKET VALUE

Health Care Technology (0.69%)
Cerner Corp.(a)	88,864	$6,899,401

Life Sciences Tools & Services (0.95%)
Life Technologies Corp.(a)	117,100	5,747,268
Thermo Fisher Scientific, Inc.	57,000	3,635,460
		9,382,728

Pharmaceuticals (2.81%)
Abbott Laboratories	57,875	3,790,813
Allergan, Inc.	77,900	7,145,767
Johnson & Johnson	88,500	6,203,850
Teva Pharmaceutical Industries Ltd.(b)	286,306	10,690,666
		27,831,096

▶ INDUSTRIALS (7.27%)
Aerospace & Defense (2.25%)
The Boeing Co.	36,665	2,763,074
L-3 Communications Holdings, Inc.	76,175	5,836,529
Northrop Grumman Corp.	72,650	4,909,687
Precision Castparts Corp.	37,300	7,065,366
Textron, Inc.	70,009	1,735,523
		22,310,179

Airlines (0.27%)
US Airways Group, Inc.(a)	195,940	2,645,190

Building Products (0.43%)
Masco Corp.	255,725	4,260,378

Construction & Engineering (0.58%)
Fluor Corp.	97,876	5,749,236

Electrical Equipment (0.95%)
Emerson Electric Co.	120,000	6,355,200
Rockwell Automation, Inc.	35,829	3,009,278
		9,364,478

Machinery (0.98%)
Joy Global, Inc.	70,956	4,525,574
Navistar International Corp.(a)	237,916	5,179,431
		9,705,005

Professional Services (0.48%)
Verisk Analytics, Inc., Class A(a)	94,000	4,794,000

Road & Rail (0.48%)
CSX Corp.	240,826	4,751,497

Trading Companies & Distributors (0.68%)
Fastenal Co.	144,797	6,760,572

See Notes to Schedule of Investments and Financial Statements
ANNUAL REPORT	DECEMBER 31, 2012

LIBERTY ALL-STAR® EQUITY FUND	21
SCHEDULE OF INVESTMENTS
as of December 31, 2012

COMMON STOCKS (continued)	SHARES	MARKET VALUE

Transportation Infrastructure (0.17%)
Aegean Marine Petroleum Network, Inc.	318,125	$1,679,700

▶ INFORMATION TECHNOLOGY (21.92%)
Communications Equipment (3.88%)
Acme Packet, Inc.(a)	158,031	3,495,646
Cisco Systems, Inc.	516,232	10,143,959
Harris Corp.	79,200	3,877,632
QUALCOMM, Inc.	337,328	20,921,082
		38,438,319

Computers & Peripherals (5.58%)
Apple, Inc.	63,012	33,587,286
Dell, Inc.	942,737	9,549,926
Hewlett-Packard Co.	701,650	9,998,513
NetApp, Inc.(a)	64,880	2,176,724
		55,312,449

Electronic Equipment & Instruments (2.00%)
Avnet, Inc.(a)	22,685	694,388
Corning, Inc.	460,000	5,805,200
TE Connectivity Ltd.	357,900	13,285,248
		19,784,836

Internet Software & Services (3.68%)
Baidu, Inc.(a)(b)	61,823	6,200,229
eBay, Inc.(a)	47,129	2,404,521
Equinix, Inc.(a)	29,800	6,144,760
Google, Inc., Class A(a)	22,293	15,813,985
LinkedIn Corp., Class A(a)	29,900	3,433,118
Monster Worldwide, Inc.(a)	442,000	2,484,040
		36,480,653

IT Services (2.49%)
Cognizant Technology Solutions Corp., Class A(a)	78,300	5,798,115
Visa, Inc., Class A	82,949	12,573,409
The Western Union Co.	463,098	6,302,764
		24,674,288

	Semiconductors & Semiconductor Equipment (0.79%)
ARM Holdings PLC(b)	167,200	6,325,176
MEMC Electronic Materials, Inc.(a)	468,805	1,504,864
		7,830,040

Software (3.50%)
Citrix Systems, Inc.(a)	51,834	3,408,086
Microsoft Corp.	398,225	10,644,554
Oracle Corp.	217,500	7,247,100
Salesforce.com, Inc.(a)	48,900	8,220,090
VMware, Inc., Class A(a)	55,100	5,187,114
		34,706,944

▶ MATERIALS (2.65%)
Chemicals (1.74%)
The Mosaic Co.	94,056	5,326,391
PPG Industries, Inc.	19,925	2,696,849
Praxair, Inc.	57,200	6,260,540
The Sherwin-Williams Co.	19,413	2,986,108
		17,269,888

See Notes to Schedule of Investments and Financial Statements

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22	LIBERTY ALL-STAR® EQUITY FUND
SCHEDULE OF INVESTMENTS
as of December 31, 2012

COMMON STOCKS (continued)	SHARES	MARKET VALUE

Metals & Mining (0.91%)
Freeport-McMoRan Copper & Gold, Inc.	98,584	$3,371,573
Silver Wheaton Corp.	155,300	5,603,224

		8,974,797

▶ TELECOMMUNICATION SERVICES (1.55%)
Wireless Telecommunication Services (1.55%)
American Tower Corp., Class A	132,560	10,242,911
Vodafone Group PLC(b)	205,500	5,176,545

		15,419,456

▶ UTILITIES (1.02%)
Electric Utilities (0.63%)
Entergy Corp.	80,975	5,162,156
FirstEnergy Corp.	24,659	1,029,760

		6,191,916

Independent Power Producers & Energy Traders (0.39%)
NRG Energy, Inc.	168,848	3,881,824

TOTAL COMMON STOCKS
(COST OF $956,940,626)		977,070,455

SHORT TERM INVESTMENT (2.06%)	PAR VALUE	MARKET VALUE

▶ REPURCHASE AGREEMENT (2.06%)
Repurchase agreement with State Street Bank & Trust Co., dated
12/31/12, due 01/02/13 at 0.01%, collateralized by various
Federal National Mortgage Association Securities 3.05% - 3.50%,
05/01/41 - 01/01/42, market value of $20,866,482
(Repurchase proceeds of $20,448,011)
(COST OF $20,448,000)	$20,448,000	20,448,000

TOTAL INVESTMENTS (100.64%)
(COST OF $977,388,626)(c)		997,518,455

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.64%)		(6,391,969)

NET ASSETS (100.00%)		$991,126,486

NET ASSET VALUE PER SHARE
(185,317,348 SHARES OUTSTANDING)		$5.35

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	Cost of investments for federal income tax purposes is $987,247,370.

See Notes to Financial Statements

ANNUAL REPORT	DECEMBER 31, 2012

LIBERTY ALL-STAR® EQUITY FUND	23
SCHEDULE OF INVESTMENTS
as of December 31, 2012

Gross unrealized appreciation and depreciation at December 31, 2012 based on cost of investments for federal income tax purposes is as follows:

Gross unrealized appreciation	$149,770,604
Gross unrealized depreciation	(139,499,519)
Net unrealized appreciation	$10,271,085

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

See Notes to Financial Statements
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24	LIBERTY ALL-STAR® EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2012

ASSETS:
Investments at market value (Cost $977,388,626)	$997,518,455
Cash	3,895
Receivable for investment securities sold	6,808,113
Dividends and interest receivable	719,385
Due from Portfolio Managers	82,264
Prepaid and other assets	1,212

TOTAL ASSETS	1,005,133,324

LIABILITIES:
Payable for investments purchased	5,102,779
Distributions payable to shareholders	7,867,739
Investment advisory fee payable	610,748
Payable for administration, pricing and bookkeeping fees	162,315
Accrued expenses	263,257

TOTAL LIABILITIES	14,006,838

NET ASSETS	$991,126,486

NET ASSETS REPRESENTED BY:
Paid-in capital	$1,086,024,869
Overdistributed net investment income	(7,867,739)
Accumulated net realized loss on investments	(107,160,473)
Net unrealized appreciation on investments	20,129,829

NET ASSETS	$991,126,486

Shares of common stock outstanding (unlimited number of shares of beneficial interest without par value authorized)	185,317,348

NET ASSET VALUE PER SHARE	$5.35

See Notes to Financial Statements
ANNUAL REPORT	DECEMBER 31, 2012

LIBERTY ALL-STAR® EQUITY FUND	25
STATEMENT OF OPERATIONS
Year Ended December 31, 2012

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld at source which amounted to $ 83,094)	$17,424,773
Interest	2,025

TOTAL INVESTMENT INCOME	17,426,798

EXPENSES:
Investment advisory fee	7,186,468
Administration fee	1,796,617
Pricing and bookkeeping fees	182,279
Audit fee	43,118
Custodian fee	94,595
Insurance expense	59,389
Legal fees	265,734
NYSE fee	169,891
Shareholder communication expenses	260,630
Transfer agent fees	107,117
Trustees’ fees and expenses	220,836
Miscellaneous expenses	104,176
Total Expenses Before Reimbursement	10,490,850
Less expenses reimbursed by Portfolio Managers	(82,264)

TOTAL EXPENSES	10,408,586

NET INVESTMENT INCOME	7,018,212

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on investment transactions	52,769,463

Net change in unrealized appreciation on investments	65,625,618

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	118,395,081

NET INCREASE IN NET ASSETS FROM OPERATIONS	$125,413,293

See Notes to Financial Statements

www.all-starfunds.com	USA

26	LIBERTY ALL-STAR® EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011

FROM OPERATIONS:
Net investment income	$7,018,212	$3,277,203
Net realized gain on investment transactions	52,769,463	43,387,408
Net change in unrealized appreciation/(depreciation) on investments	65,625,618	(111,570,483)
Net Increase/(Decrease) in Net Assets From Operations	125,413,293	(64,905,872)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(58,551,924)	(46,724,626)
Tax return of capital	–	(15,385,921)
Total Distributions	(58,551,924)	(62,110,547)

CAPITAL SHARE TRANSACTIONS:
Dividend reinvestments	12,454,693	–
Net Increase/(Decrease) in Net Assets	79,316,062	(127,016,419)

NET ASSETS:
Beginning of year	911,810,424	1,038,826,843
End of year (Includes overdistributed net investment income of $(7,867,739) and $0, respectively)	$991,126,486	$911,810,424

See Notes to Financial Statements

ANNUAL REPORT	DECEMBER 31, 2012

LIBERTY ALL-STAR® EQUITY FUND	27
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2012	2011	2010	2009	2008

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$4.99	$5.69	$5.23	$4.21	$8.07

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.04	0.02	0.00 (b)	0.02	0.07
Net realized and unrealized gain/(loss)on investments	0.64	(0.38)	0.77	1.31	(3.28)

Total from Investment Operations	0.68	(0.36)	0.77	1.33	(3.21)

LESS DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(0.32)	(0.26)	(0.24)	(0.02)	(0.07)
Tax return of capital	–	(0.08)	(0.07)	(0.29)	(0.58)

Total Distributions	(0.32)	(0.34)	(0.31)	(0.31)	(0.65)

Net asset value at end of year	$5.35	$4.99	$5.69	$5.23	$4.21

Market price at end of year	$4.77	$4.22	$4.93	$4.33	$3.50

TOTAL INVESTMENT RETURN
FOR SHAREHOLDERS:(c)
Based on net asset value	14.7%	(5.8%)	16.3%	35.7%	(41.2%)
Based on market price	20.9%	(8.1%)	21.7%	35.1%	(44.0%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of year (millions)	$991	$912	$1,039	$956	$752
Ratio of expenses to average net assets after reimbursement	1.07%	–	–	–	–
Ratio of expenses to average net assets before reimbursement	1.08%	1.05%	1.08%	1.09%	1.01%
Ratio of net investment income to average net assets	0.72%	0.33%	0.08%	0.38%	1.05%
Portfolio turnover rate	45%	48%	52%	89%	87%

(a)	Calculated using average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)

Calculated assuming all distributions are reinvested at actual reinvestment prices. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period. Past performance is not a guarantee of future results.

See Notes to Financial Statements

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28	LIBERTY ALL-STAR® EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2012

NOTE 1. ORGANIZATION

Liberty All-Star® Equity Fund (the “Fund”) is a Massachusetts business trust registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks total investment return comprised of long-term capital appreciation and current income through investing primarily in a diversified portfolio of equity securities.

Fund Shares

The Fund may issue an unlimited number of shares of beneficial interest.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Security Valuation

Equity securities including common stocks and exchange traded funds are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) exchange, which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Fund’s Board of Trustees (the “Board”). The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Short-term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Board.

Foreign Securities

The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers. For the year ended December 31, 2012, the Fund only held American Depositary Receipts and did not hold any securities denominated in foreign currencies.

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund engages in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Premiums and discounts are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on

ANNUAL REPORT	DECEMBER 31, 2012

LIBERTY ALL-STAR® EQUITY FUND	29
NOTES TO FINANCIAL STATEMENTS
December 31, 2012

the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period.

When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2	–

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2012. The Fund recognizes transfers between the levels as of the beginning of the annual period in which the transfer occurred.

	Valuation inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$977,070,455	$–	$–	$977,070,455
Short-Term Investment	–	20,448,000	–	20,448,000
TOTAL	$977,070,455	$20,448,000	$–	$997,518,455
*	See Schedule of Investments for industry classification.

For the year ended December 31, 2012, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value during the year.

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its shares of beneficial interest totaling approximately 6% of its net asset value per year. The distributions are payable in four quarterly distributions of 1.5% of the Fund’s net asset value at the close of the NYSE on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

NOTE 3. FEDERAL TAX INFORMATION AND TAX BASIS INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. For the year ended December 31, 2012, permanent book and tax basis differences resulting primarily from excess distributions were identified and reclassified among the components of the Fund’s net assets as follows:

Accumulated Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$43,665,973	$ –	$(43,665,973)

Net investment income and net realized gains/(losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

Classification of Distributions to Shareholders

Net investment income and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated

www.all-starfunds.com	USA

30	LIBERTY ALL-STAR® EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2012

losses) are finalized at fiscal year-end. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 were as follows:

	12/31/12	12/31/11
Distributions paid from:
Ordinary income	$ 58,551,924	$46,724,626
Tax return of capital	0	15,385,921
	$ 58,551,924	$62,110,547

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2017	$ 92,639,875

The Fund used capital loss carry forwards of $56,895,583 to offset taxable capital gains during the year ended December 31, 2012.

Future realized gains offset by the loss carryforwards are not required to be distributed to shareholders. However, under the Fund’s distribution policy, such gains may be distributed to shareholders in the year the gains are realized. Any such gains distributed may be taxable to shareholders as ordinary income.

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Accumulated Capital Losses	Net Unrealized Appreciation	Other Cumulative Effect of Timing Differences	Total
$(97,301,729)	$10,271,085	$(7,867,739)	$(94,898,383)

The differences between book-basis and tax-basis are primarily due to deferral of losses from wash sales and the differing treatment of certain other investments.

As of December 31, 2012, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Cost of Investments	Gross Unrealized Appreciation (excess of value over tax cost)	Gross Unrealized Depreciation (excess of tax cost over value)	Net Unrealized Appreciation
$987,247,370	$149,770,604	$(139,499,519)	$10,271,085

The fund elects to defer to the fiscal year ending December 31, 2013, capital losses recognized during the period from November 1, 2012 to December 31, 2012 in the amount of $4,661,854.

Federal Income Tax Status

For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

Management of the Fund analyzes all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended December 31, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund will file income tax returns in the U.S. federal jurisdiction and Colorado. For the years ended December 31, 2009 through December 31, 2012 for the federal jurisdiction and for the years ended December 31, 2008 through December 31, 2012 for Colorado, the Fund’s returns are still open to examination by the appropriate taxing authority.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

ALPS Advisors, Inc. (“AAI”) serves as the investment advisor to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.800%
Next $400 million	0.720%
Next $400 million	0.648%
Over $1.2 billion	0.584%

ANNUAL REPORT	DECEMBER 31, 2012

LIBERTY ALL-STAR® EQUITY FUND	31
NOTES TO FINANCIAL STATEMENTS
December 31, 2012

AAI retains multiple Portfolio Managers to manage the Fund’s investments in various asset classes. AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they managed. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.400%
Next $400 million	0.360%
Next $400 million	0.324%
Over $1.2 billion	0.292%

Administration, Bookkeeping and Pricing Services Agreement

ALPS Fund Services, Inc. (“ALPS”) provides administrative and other services to the Fund for a monthly administration fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.200%
Next $400 million	0.180%
Next $400 million	0.162%
Over $1.2 billion	0.146%

In addition, ALPS provides bookkeeping and pricing services to the Fund for an annual fee consisting of: (i) $38,000 paid monthly plus 0.015% on the average daily net assets for the month; and (ii) a multi-manager fee based on the number of portfolio managers; provided that during any 12-month period, the aggregate amount of (i) shall not exceed $140,000 (exclusive of out-of-pocket expenses and charges). The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

On December 20, 2012, a special meeting of shareholders was held to approve new Portfolio Management Agreements with TCW Investment Management Company (“TCW”) and Cornerstone Capital Management LLC (“Cornerstone”), which was necessitated by a change in control of TCW and Cornerstone. TCW and Cornerstone agreed to bear the expenses, including proxy solicitation expenses, incurred by the Fund in connection with obtaining approval for the new agreements. The amounts to be paid by TCW and Cornerstone are reflected as expenses reimbursed by Portfolio Managers on the statement of operations.

Fees Paid to Officers

All officers of the Fund, including the Fund’s Chief Compliance Officer, are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

NOTE 5. PORTFOLIO INFORMATION

Purchases and Sales of Securities

For the year ended December 31, 2012, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $426,300,469 and $465,861,151, respectively.

NOTE 6. CAPITAL TRANSACTIONS

During the year ended December 31, 2012, distributions in the amount of $12,454,693 were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 2,639,269 shares.

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested. Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices, subject to certain limitations as described more fully in the Plan. Distributions declared payable in shares are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

NOTE 7. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

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32	LIBERTY ALL-STAR® EQUITY FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF LIBERTY ALL-STAR® EQUITY FUND:

We have audited the accompanying statement of assets and liabilities of Liberty All-Star® Equity Fund (the “Fund”), including the schedule of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Liberty All-Star® Equity Fund, as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

February 21, 2013

ANNUAL REPORT	DECEMBER 31, 2012

LIBERTY ALL-STAR® EQUITY FUND	33
AUTOMATIC DIVIDEND REINVESTMENT AND DIRECT PURCHASE PLAN (UNAUDITED)

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested by Computershare Trust Company, N.A., as agent for participants in the Plan (the “Plan Agent”), in additional shares of the Fund. For further information, call Investor Assistance at 1-800-LIB-FUND (1-800-542-3863) weekdays between 9 a.m. and 5 p.m. Eastern Time.

Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee can participate in the Plan only if their brokerage firm, bank or nominee is able to do so on their behalf. Shareholders participating in the Plan through a brokerage firm may not be able to transfer their shares to another brokerage firm and continue to participate in the Plan.

Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices. If, prior to the Plan Agent’s completion of such open market purchases, the market price of a share plus estimated brokerage commissions exceeds the net asset value, the remainder of the distribution will be paid in newly issued shares valued at net asset value (but not at a discount of more than 5% from market price). Distributions declared payable in shares (or cash at the option of shareholders) are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

Plan participants have the option of making additional investments of $100 or more on a monthly basis up to a maximum of $120,000 in a calendar year. These direct purchases will be invested on or shortly after the 15th of each month and direct purchases should be sent so as to be received by the Plan Agent at least two business days prior to the next investment date. Barring suspension of trading, direct purchases will be invested within 35 days after such date. Alternatively, participants can authorize an automatic monthly deduction from a checking or savings account at a U.S. bank or other financial institution. A participant may withdraw a direct purchase by written notice received by the Plan Agent at least two business days before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes confirmations of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in book-entry or noncertificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There is no charge to participants for reinvesting distributions pursuant to the Plan. The Plan Agent’s fees are paid by the Fund, therefore indirectly by shareholders. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions declared payable in shares. However, each participant bears a per share fee (which includes any brokerage commissions the Plan Agent is required to pay) incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions declared payable in cash.

With respect to direct purchases, the Plan Agent will charge $1.25 for purchase by check and $2.00 for automatic investment transactions, plus a per share fee (which includes any brokerage commissions the Plan Agent is required to pay). Sales of shares held in the Plan will also be subject to a service fee of $2.50 and a per share fee currently $0.10. All fees described in this summary are subject to change. Please contact the Plan Agent for the current fees.

Shareholders may terminate their participation in the Plan by notifying the Plan Agent by telephone, through the Internet or in writing. Such termination will be effective immediately if notice is received by The Plan Agent prior to any dividend record date and all subsequent dividends and distributions will be paid in cash instead of shares.

The Fund reserves the right to amend or terminate the Plan.

The full text of the Plan may be found on the Fund’s website at www.all-starfunds.com.

www.all-starfunds.com	USA

34	LIBERTY ALL-STAR® EQUITY FUND
TAX INFORMATION (UNAUDITED)

All 2012 distributions whether received in cash or shares of the Fund consist of the following:

(1) ordinary dividends, and

(2) return of capital

The table below details the breakdown of each 2012 distribution for federal income tax purposes.

TAX STATUS OF 2012 DISTRIBUTIONS

			TOTAL ORDINARY DIVIDENDS
RECORD DATE	PAYABLE DATE	AMOUNT PER SHARE	QUALIFIED	NON-QUALIFIED	LONG-TERM CAPITAL GAINS	RETURN OF CAPITAL
12/16/11*	01/03/12	$0.08	10.88%	87.01%	—	2.11%
02/24/12	03/12/12	$0.08	10.88%	87.01%	—	2.11%
05/25/12	06/11/12	$0.08	10.88%	87.01%	—	2.11%
08/03/12	09/17/12	$0.08	10.88%	87.01%	—	2.11%
11/02/12	01/02/13	$0.037209	10.88%	87.01%	—	2.11%
11/02/12**	01/02/13	$0.042791	—	—	—	—

 * Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported in the Form 1099-DIV for 2012.

**	Pursuant to Section 852 of the Internal Revenue Code, the taxability of this portion of the distribution will be reported in the Form 1099-DIV for 2013.

ADDITIONAL INFORMATION (UNAUDITED)

Tax Designations

The Fund designates the following as a percentage of taxable ordinary income distributions for the calendar year ended December 31, 2012:

Qualified Dividend Income	11.11%
Dividend Received Deduction	11.05%

DESCRIPTION OF LIPPER BENCHMARK AND MARKET INDICES (UNAUDITED)

Lipper Large-Cap Core Mutual Fund Average

The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. domestic equity large-cap floor. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

S&P 500® Index

A representative sample of 500 leading companies in leading industries of the U.S. economy. Focuses on the large-cap segment of the market with approximately 75% coverage of U.S. equities. You cannot invest directly in an index.

ANNUAL REPORT	DECEMBER 31, 2012

LIBERTY ALL-STAR® EQUITY FUND	35
TRUSTEES AND OFFICERS (UNAUDITED)

The names of the Trustees and Officers of the Liberty All-Star® Equity Fund, the date each was first elected or appointed to office, their term of office, their principal business occupations and other directorships they have held during at least the last five years, are shown below.

INDEPENDENT TRUSTEES

NAME AND ADDRESS*	POSITION WITH EQUITY FUND, LENGTH OF SERVICE AND TERM OF OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD

John A. Benning (Age 78)	Trustee Since 2002; Term expires 2012	Retired (since December 1999)	2	Director, Liberty All -Star Growth Fund (since 2002).

Thomas W. Brock (Age 65)	Trustee Since 2005; Term expires 2014	Former CEO, StoneHarbor Investment Partners LP (April, 2006-2012); Adjunct Professor, Columbia University Graduate School of Business (1998-2006).	2	Director, Liberty All-Star Growth Fund (since 2005); Trustee and Chairman, Stone Harbor Investment Funds (2007-2012).

George R. Gaspari (Age 72)	Trustee Since 2006, Term Expires 2014	Financial Services Consultant (since 1996)	2	Trustee and Chairman, The Select Sector SPDR Trust (since 1999); Director, Liberty All-Star Growth Fund (since 2006).

Richard W. Lowry (Age 76)	Trustee Since 1986; Term Expires 2013; Chairman since 2004	Private Investor (since 1987)	2	Director and Chairman, Liberty All-Star Growth Fund (since 1994).

John J. Neuhauser (Age 69)	Trustee Since 1998; Term Expires 2013	President, St. Michael’s College (since August 2007); University Professor (December 2005-2007), Boston College (formerly Academic Vice President and Dean of Faculties, from August 1999 to December 2005, Boston College).	2	Director, Liberty All-Star Growth Fund (since 1998); Trustee, Columbia Funds Series Trust I (66 funds).

Richard C. Rantzow (Age 74)	Trustee Since 2006, Term expires 2013	Retired; Chairman of the Board of First Funds (from 1992 to July 2006)	2	Director, Clough Global Allocation Fund (since 2004), Clough Global Equity Fund (since 2005) and Clough Global Opportunities Fund (since 2006); Director, Liberty All-Star Growth Fund (since 2006).

*	The address for all Directors and Officers is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100; Denver, CO 80203.

www.all-starfunds.com	USA

36	LIBERTY ALL-STAR® EQUITY FUND
TRUSTEES AND OFFICERS (UNAUDITED)

INTERESTED TRUSTEE

NAME AND ADDRESS*	POSITION WITH EQUITY FUND, LENGTH OF SERVICE AND TERM OF OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD

Edmund J. Burke (Age 52)**	Trustee Since 2006; Term expires 2012	President of ALPS, a DST Company since November 2011. CEO and a Director of ALPS Holdings, Inc. (since 2005); Director, ALPS Advisors (since 2001), ALPS Distributors, Inc. (since 2000) and ALPS (since 2000); President and a Director of ALPS Financial Services, Inc. (1991-2005).	2

President (since 2006), Trustee and Chairman (since 2009), Financial Investors Trust; Trustee and President, Clough Global Allocation Fund (Trustee since 2006, President since 2004); Trustee and President, Clough Global Equity Fund (Trustee since 2006, President since 2005); Trustee and President Clough Global Opportunities Fund (since 2006); Director, Liberty All-Star Growth Fund (since 2006); formerly. President Reaves Utility Income Fund and Financial Investors Variable Insurance Trust.

OFFICERS

NAME AND ADDRESS*	POSITION WITH EQUITY FUND	YEAR FIRST ELECTED OR APPOINTED TO OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

William R. Parmentier, Jr. (Age 60)	President	1999

Chief Investment Officer, ALPS Advisors, Inc. (since 2006); President and Chief Executive Officer of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005-2006), Banc of America Investment Advisors, Inc.

Mark T. Haley, CFA (Age 48)	Senior Vice President	1999	Senior Vice President of the Liberty All-Star Funds (Since January 1999). Vice President, ALPS Advisors, Inc. (since 2006); Vice President, Banc of America Investment Advisors (1999-2006).

Edmund J. Burke (Age 52)	Vice President	2006

President of ALPS, a DST Company since November 2011. CEO and a Director of ALPS Holdings, Inc. (since 2005); Director, ALPS Advisors (since 2001), ALPS Distributors, Inc. (since 2000) and ALPS (since 2000); President and a Director of ALPS Financial Services, Inc. (1991-2005).

*	The address for all Directors and Officers is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100; Denver, CO 80203.
**	Mr. Burke is an “interested person” of the Fund as defined in the Investment Company Act, because he is an officer of ALPS and ALPS Advisors.

ANNUAL REPORT	DECEMBER 31, 2012

LIBERTY ALL-STAR® EQUITY FUND	37
TRUSTEES AND OFFICERS (UNAUDITED)

OFFICERS (continued)

NAME AND ADDRESS*	POSITION WITH GROWTH FUND	YEAR FIRST ELECTED OR APPOINTED TO OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

Jeremy O. May (Age 42)	Treasurer	2006

President and Director of ALPS Fund Services, Inc. Mr. May joined ALPS in 1995. Because of his position with ALPS, Mr. May is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. May is currently a Director of Reaves Utility Income Fund and Treasurer of Liberty All- Star Growth Fund, Clough Global Equity Fund, Clough Global Allocation Fund, Clough Global Opportunities Fund, Financial Investors Trust, and Financial Investors Variable Insurance Trust. Mr. May is also on the Board of Directors of the University of Colorado Foundation.

Kimberly R. Storms (Age 40)	Assistant Treasurer	2006

Director of Fund Administration and Senior Vice-President of ALPS Fund Services, Inc. Ms. Storms joined ALPS in 1998. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Fund as defined under the 1940 Act. Ms. Storms is also Assistant Treasurer of the Liberty All-Star Growth Fund, and Financial Investors Trust and Assistant Secretary of Ameristock Mutual Fund, Inc. She is Treasurer of ALPS ETF Trust and BPV Family of Funds. Ms. Storms is also Chief Financial Officer for the Arbitrage Funds. Ms. Storms was previously Assistant Treasurer of the Clough Global Equity, Clough Global Allocation, Clough Global Opportunities and Reaves Utility Income Funds. Ms. Storms is also on the Board of Directors of the Denver Center for Crime Victims.

Melanie H. Zimdars (Age 36)	Chief Compliance Officer	2009

Deputy Chief Compliance Officer with ALPS Fund Services, Inc. since September 2009. Principal Financial Officer, Treasurer and Secretary, Wasatch Funds, February 2007 to December 2008 and the Liberty All- Star Growth Fund since 2011. Assistant Treasurer, Wasatch Funds, November 2006 to February 2007. Senior Compliance Officer, Wasatch Advisors, Inc., 2005 to 2008. Ms. Zimdars is currently the CCO for Liberty All-Star Growth Fund, Financial Investors Variable Insurance Trust, ALPS ETF Trust, EGA Emerging Global Shares Trust and BPV Family of Funds.

Tané T. Tyler (Age 47)	Secretary	2011

Senior Vice President, General Counsel and Assistant Secretary of ALPS Holdings, Inc.; ALPS Advisors, Inc.; ALPS Distributors, Inc. and ALPS Fund Services, Inc. Ms. Tyler joined ALPS in 2004. She also serves as Secretary of the ALPS ETF Trust since December 2008. She also served as Secretary, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund from December 2006-2008; Secretary, Reaves Utility Income Fund from December 2004–2007; Secretary, Westcore Funds from February 2005–2007; Secretary, First Funds from November 2004 to January 2007; Secretary, Financial Investors Variable Insurance Trust from December 2004–December 2006. She was previously Vice President and Associate Counsel, Oppenheimer Funds from January 2004 to August 2004 and Vice President and Assistant General Counsel, INVESCO Funds from September 1991 to December 2003.

Alex J. Marks (Age 38)	Assistant Secretary	2011

Employee of ALPS Fund Services, Inc. since June 2011. Mr. Marks also serves as the Assistant Secretary of the Liberty All-Star Growth Fund. Mr. Marks was previously Secretary of the Financial Investors Variable Insurance Trust from December 2008 to June 2010.

*	The address for all Officers is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100; Denver, CO 80203.

www.all-starfunds.com	USA

38	LIBERTY ALL-STAR® EQUITY FUND
RESULTS OF SHAREHOLDER MEETING (UNAUDITED)

A Special Meeting of shareholders of the Liberty All-Star Equity Fund (the “Fund”) was held on December 20, 2012 (the “Meeting”). On October 10, 2012, the record date of the Meeting, the Fund had outstanding 183,864,812 shares of common stock. At the Meeting, the following matters were voted on and approved by the shareholders. The results of the Special Meeting of shareholders are noted below.

PROPOSAL 1 - To approve a new Portfolio Management Agreement for the Fund with ALPS Advisors, Inc. and TCW investment Management Company.

NUMBER OF VOTES

PORTFOLIO MANAGER	TOTAL RECORD DATE VOTES	AFFIRMATIVE	AGAINST	ABSTAIN
TCW Investment Management Co.	103,392,587.52	89,528,288.11	10,846,571.71	3,017,727.70

PERCENTAGE OF VOTES

PORTFOLIO MANAGER	AFFIRMATIVE	AGAINST		ABSTAIN
TCW Investment Management Co.	86.59%	10.49%		2.92%

PERCENTAGE OF TOTAL OUTSTANDING SHARES

PORTFOLIO MANAGER	AFFIRMATIVE	AGAINST		ABSTAIN
TCW Investment Management Co.	48.69%	5.90%		1.64%

PROPOSAL 2 - To approve a new Portfolio Management Agreement for the Fund with ALPS Advisors, Inc. and Cornerstone Capital Management LLC.
NUMBER OF VOTES

PORTFOLIO MANAGER	TOTAL RECORD DATE VOTES	AFFIRMATIVE	AGAINST	ABSTAIN
Cornerstone Capital Management LLC	103,392,587.52	89,620,106.35	10,774,514.73	2,997,966.44

PERCENTAGE OF VOTES

PORTFOLIO MANAGER	AFFIRMATIVE	AGAINST		ABSTAIN
Cornerstone Capital Management LLC	86.68%	10.42%		2.90%

PERCENTAGE OF TOTAL OUTSTANDING SHARES

PORTFOLIO MANAGER	AFFIRMATIVE	AGAINST		ABSTAIN
Cornerstone Capital Management LLC	48.74%	5.86%		1.63%

ANNUAL REPORT	DECEMBER 31, 2012

LIBERTY ALL-STAR® EQUITY FUND	39
RESULTS OF SHAREHOLDER MEETING (UNAUDITED)

PROPOSAL 3 - To approve a change to the Fund’s “manager-of-managers” structure, subject to the provision of exemptive relief by the U.S. Securities and Exchange Commission.

NUMBER OF VOTES
	TOTAL RECORD DATE VOTES	AFFIRMATIVE	AGAINST	ABSTAIN
Exemptive Relief Proposal	103,392,587.52	81,085,699.00	11,811,131.53	10,495,756.99

PERCENTAGE OF VOTES
	AFFIRMATIVE	AGAINST		ABSTAIN
Exemptive Relief Proposal	78.43%	11.42%		10.15%

PERCENTAGE OF TOTAL OUTSTANDING SHARES
	AFFIRMATIVE	AGAINST		ABSTAIN
Exemptive Relief Proposal	44.10%	6.42%		5.71%

www.all-starfunds.com	USA

40	LIBERTY ALL-STAR® EQUITY FUND
PRIVACY POLICY (UNAUDITED)

This Privacy Policy Notice discloses the privacy policies of the Liberty All-Star® Funds, which are advised by ALPS Advisors, Inc. and serviced by ALPS Fund Services, Inc. (the “Companies”). The Companies and the Funds are referred to herein collectively as “we” or “us.”

PROTECTING YOUR PRIVACY IS A TOP PRIORITY

We realize that our ability to offer superior products and services depends on the personal and financial information we collect from you. We value your business and are committed to maintaining your trust. That is why we have made your privacy a top priority.

THE INFORMATION WE HAVE AND WHERE WE GET IT

We collect information about you from a variety of sources, including:

•	Information we receive from you on applications or other forms, such as your name, address and phone number; your social security number; and your assets, income and other household information;
•	Information about your other transactions with us, our affiliates or others, such as your account balances and transactions history; and
•	Information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

We do not solicit personal or financial information from minors without written parental consent, nor do we knowingly market products and services to minors.

HOW WE USE THIS INFORMATION

We may share all of the information we collect with the Companies as part of the ordinary course of providing financial products and services to you, for the purpose of offering you new products and services to address your financial needs, for product development purposes and as otherwise required or permitted by law.

To assist in our business dealings with you, we may also share this information with companies (other than the Companies) that perform services, including marketing services, on our behalf (such as vendors that package and mail our investor statements and marketing research firms that enhance our ability to market our products and services). We do not share your information with mailing list or direct marketing companies. Thus, the information you provide to us will not result in unwanted solicitations from third-party marketers.

Finally, we may share this information with other entities outside of the Companies for the following purposes, including among others:

•	To respond to a subpoena or court order, judicial process or regulatory inquiry;
•	To report suspicious transactions to government agencies and law enforcement officials;
•	To protect against fraud;
•	To provide products and services with the consent or the direction of a customer; or
•	In connection with the proposed or actual sale or merger of all or a portion of a business or operating unit.

Except as described above, and except for information we provide to nonaffiliated third parties as otherwise required or permitted by law, we do not share information about you with nonaffiliated third parties.

SECURITY OF PERSONAL FINANCIAL INFORMATION

We restrict access to information about you to those employees we determine need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards to protect this information.

If you provide information to us via our websites in order to view your account activity or conduct transactions, we use 128-bit SSL encryption security with passwords to ensure a safe transmission of data between you and us. Information you provide is stored and transmitted in a secure environment, accessible only by a select group of people who are given a secure passcode to access the information.

We continuously assess new technology for protecting information and upgrade our systems where appropriate.

IF YOU HAVE ANY QUESTIONS OR CONCERNS ABOUT THIS PRIVACY POLICY NOTICE, PLEASE WRITE TO US AT:

ALPS Advisors, Inc.

Attn: Compliance Department

1290 Broadway, Suite 1100

Denver, CO 80203

FORMER CUSTOMERS

If, for whatever reason, our customer relationship with you ends, we will preserve your information as necessary to comply with applicable laws. The measures we take to protect the privacy of customer information, as described in this Privacy Policy Notice, will continue to apply to you. We also will comply with more restrictive state laws to the extent they apply.

We reserve the right to change this Privacy Policy Notice, and any of the policies described herein, at any time. The examples contained in this Privacy Policy Notice are illustrations; they are not intended to be exclusive.

ANNUAL REPORT	DECEMBER 31, 2012

Item 2. Code of Ethics.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	The registrant’s Board adopted, effective December 10, 2007, a revised code of ethics described in 2(a) above. There have been no revisions to the code since that date.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

Item 3. Audit Committee Financial Expert.

The registrant’s Audit Committee is composed of six of the registrant’s independent directors who are not affiliated with the registrant’s investment advisor. The Board has determined that each of the audit committee members is “financially literate” and that at least one member has “accounting or related financial management expertise” as used in the New York Stock Exchange definitions of the terms.

Under the Sarbanes-Oxley Act, if the Board has not determined that a “financial expert,” a term based on criteria contained in the Sarbanes-Oxley Act, is serving on the audit committee, it must disclose this fact and explain why the committee does not have such an expert. The Board has determined that none of the members of its audit committee meets the technical requirements of the definition. Moreover, it believes that for the following reasons it is not necessary for a registered investment company such as the registrant, with an audit committee that meets the New York Stock Exchange requirements of financial literacy, to have a “financial expert” as a member of the committee.

1.	The financial statements of and accounting principles applying to the registrant are relatively straightforward and transparent compared to those of operating companies. The significant accounting issues are valuation of securities and other assets (regulated under the Investment Company Act of 1940 (the “1940 Act”) and computed daily), accrual of expenses, allocation of joint expenses shared with other entities, such as insurance premiums, and disclosures of all related party transactions. Equally important is a knowledge of the tax laws applying to registered investment companies. None of the accounting issues involving corporate America that have received recent publicity, such as sophisticated derivative transactions and special purpose entities, are present in financial reporting for this registered investment company.

2.	During the years that the registrant has been filing financial reports under the 1940 Act since its inception in 1986 there has never been a requirement for a financial report or statement to be restated.

3.	The current members of the audit committee have many years of aggregate experience serving on this audit committee and/or in the Board’s judgment, through this experience and experience with other public corporation’s financial affairs, they have an understanding of the relevant generally accepted accounting principles governing the registrant’s financial statements, tax laws applying to the registrant, the registrant’s internal accounting controls and audit committee functions necessary to satisfy the objectives of the Sarbanes-Oxley Act with respect to the financial statements, auditing process and internal controls of the registrant.

4.	The audit committee has the capability of employing a consultant who satisfies the technical definition of a “financial expert” and will do so from time to time if circumstances warrant.

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2011 and December 31, 2012 and are $41,000 and $41,000, respectively.

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2011 December 31, 2012 are approximately $0 and $0, respectively.

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2011 and December 31, 2012 are approximately $3,685 and $3,790, respectively.

Tax Fees in both fiscal years 2011 and 2012 consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2011 and December 31, 2012 and are $0 and $0, respectively.

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. During the fiscal years ended December 31, 2011 and December 31, 2012, there were no Audit-Related Fees, Tax Fees and All Other Fees that were approved for services related directly to the operations and financial reporting of the registrant to the investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and any entity controlling, controlled by, or under common control with such investment advisor that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) or any entity controlling, controlled by or under common control with such investment advisor that provides ongoing services to the registrant (“Advisor Affiliates”), if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the independent accountants.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committees regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant; (ii) non-audit services to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and Advisor Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund; and (iii) other audit and non-audit services to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and Advisor Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants. Pre-approval of non-audit services to the registrant, the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and Advisor Affiliates may be waived provided that the “de minimis” requirements set forth in the SEC’s rules relating to pre-approval of non-audit services are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that each Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2012 and December 31, 2011 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant in each of the last two fiscal years of the Registrant were $166,685 in 2011 and $213,790 in 2012. These fees consisted of non-audit fees billed to (i) the Registrant of $3,685 in 2011 and $3,790 in 2012 as described in response to paragraph (c) above and (ii) to ALPS Fund Services, Inc., (“AFS”), an entity under common control with the ALPS Advisors, Inc., the Registrant’s investment advisor, of $163,000in 2011 and $210,000 in 2012. The non-audit fees billed to AFS related to SSAE 16 services and other compliance related matters.

(h) The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation
S-X, is compatible with maintaining the principal accountant’s independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)).

As of December 31, 2012, John A. Benning, Thomas W. Brock, George R. Gaspari, Richard W. Lowry, John J. Neuhauser and Richard C. Rantzow are each independent trustees and collectively constitute the entire Audit Committee.

Item 6.  Schedule.

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated to ALPS Advisors, Inc. (the “AAI”) the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to AAI, the Fund’s Board reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and AAI, its affiliates, its other clients or other persons.

All proxies regarding client securities for which AAI has authority to vote will, unless AAI determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by AAI to be in the best interest of AAI’s clients without regard to any resulting benefit or detriment to AAI or its affiliates.The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as AAI determines in its sole and absolute discretion. There may also be instances where a fund relies upon Section 12(d)(1)(F), and by law, the fund may be required to vote proxies in the same proportion as the vote of all other shareholders of the acquired fund (i.e., “echo vote”). In the event a client believes that its other interests require a different vote, AAI will vote as the client clearly instructs, provided AAI receives such instructions in time to act accordingly.

AAI endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following general exceptions (unless otherwise agreed) when AAI expects to routinely refrain from voting:

1.	Proxies will usually not be voted in cases where the security has been loaned from the Client’s account.

2.	Proxies will usually not be voted in cases where AAI deems the costs to the Client and/or the administrative inconvenience of voting the security outweigh the benefit of doing so (e.g., international issuers which impose share blocking restrictions).

AAI seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to guard against and manage conflicts of interest (refer to Section III, Conflicts of Interest below).

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by AAI, an AAI affiliate, or an AAI associate that creates an incentive (or appearance thereof) to favor the interests of AAI, the affiliate, or associate, rather than the clients’ interests. For example, AAI may have a conflict of interest if either AAI has a significant business relationship with a company that is soliciting a proxy, or if an AAI associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence AAI’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, AAI will seek to resolve it in the clients’ best interests.

AAI follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party. In providing proxy voting services to AAI, ISS provides vote recommendations on a pre-determined policy. Generally, AAI will vote proxies based on ISS’ pre-determined voting policy. In doing so, AAI demonstrates that its vote would not be a product of a conflict of interest as AAI would have little or no discretion on how the proxy was voted.

For those proxy proposals that: (1) are not addressed by AAI’s proxy voting guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) an AAI investment associate believes that an exception to the guidelines may be in the best economic interest of AAI’s clients (collectively, “Proxy Referrals”), AAI may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, Compliance will collect and review any information deemed reasonably appropriate to evaluate if AAI or any person participating in the proxy voting decision-making process has, or has the appearance of, a material conflict of interest. AAI investment personnel involved in the particular Proxy Referral must report any personal conflict of interest circumstances to AAI’s Chief Compliance Officer (“CCO”), or designee, in writing (see Appendix B - “Conflicts of Interest Disclosure and Certification Form”). Compliance will consider information about AAI’s significant business relationships, as well as other relevant information. The information considered by Compliance may include information regarding: (1) AAI client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the AAI investment division regarding the proxy matter. Compliance will consult with relevant experts, including legal counsel, as necessary.

If Compliance determines that it reasonably believes (1) AAI has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, Compliance will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, AAI’s policy is to invoke one or more of the following conflict management procedures:

1.	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be AAI’s proxy voting agent);
2.	Causing the proxies to be delegated to a qualified, independent third party, which may include AAI’s proxy voting agent.
3.	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to AAI’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

AAI considers proxies solicited by open-end and closed-end investment companies for which AAI or an affiliate serves as an investment adviser or principal underwriter to present a material conflict of interest for AAI. Consequently, the proxies of such affiliates will be voted following one of the conflict management procedures discussed above.

Management of Conflicts of Interest – Additional Procedures

AAI has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

1.	ALPS’s Code of Ethics affirmatively requires that associates of AAI act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate’s interests and those of AAI’s Clients.
2.	By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any AAI or ALPS associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

—

To disclose in writing to AAI’s CCO, or designee, any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how AAI will vote proxies. Additionally, each member must disclose any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of ALPS. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter; and

—

To refrain from taking into consideration, in the decision as to whether or how AAI will vote proxies the existence of any current or prospective material business relationship between AAI, ALPS or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand.

3.	In certain circumstances, AAI follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party. AAI has undertaken a review of ISS’ conflicts of interest procedures, and will continue to monitor them on an ongoing basis. In the event that AAI determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.

AAI has adopted Institutional Shareholder Services, Inc.’s guidelines. AAI retains the right to override any of ISS’ guidelines on a case-by-case basis. A concise summary of ISS’ current Proxy Voting Guidelines can be found at http://www.issgovernance.com/policy.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Cornerstone Capital Management, Inc.

MANAGEMENT. The portion of the Fund allocated to Cornerstone is managed by Thomas G. Kamp, CFA, President and Chief Investment Officer of Cornerstone. Tom joined Cornerstone in February 2006 after thirteen years with Alliance Capital Management. As Cornerstone’s Chief Investment Officer, Tom leads the research team, is a member of the Investment Policy Committee and is responsible for all portfolio management decisions. At Alliance Capital Management, he was a Senior Vice President and Portfolio Manager within the Large Capitalization Growth Equity Group. He managed the Minneapolis office of Alliance and by December 2005, had responsibility for over $9 billion in assets including the AllianceBernstein Large Cap Growth Fund, the Alliance Premier Institutional Fund, the ACM Global Investments – American Growth Portfolio (Luxembourg based), the ACM Funds, Inc. – American Growth Fund (UK based), and the Alliance American Premier Growth Fund (Japan based). He was also responsible for over $5 billion of assets from public and private institutions and high net worth individuals around the world. Prior to joining Alliance Capital in 1993, Tom evaluated and participated in funding emerging companies for IAI Venture Capital Group. He earned an MBA with a specialization in Accounting from Northwestern University and a BSME with a minor in Applied Mathematics from Southern Methodist University. He has earned the right to use the CFA Institute Chartered Financial Analyst designation.

OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by Thomas G. Kamp as of December 31, 2012:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Thomas G. Kamp
Registered Investment Companies	5	$758	0	N/A
Other pooled investment vehicles	10	$897	1	$4.5M
Other accounts	21	$859	0	N/A

COMPENSATION STRUCTURE.

Mr. Kamp’s compensation consists of base salary, bonus and stock options.

OWNERSHIP BY PORTFOLIO MANAGERS: None

MATERIAL CONFILCTS OF INTEREST: None

Matrix Asset Advisors, Inc. (“Matrix”)

MANAGEMENT. The portion of the Fund allocated to Matrix is managed by David A. Katz, Head of the Investment Policy Committee. Mr. Katz, CFA, graduated summa cum laude from Union College with a Bachelor of Arts degree in Economics. He received a Master of Business Administration degree, with a concentration in Finance, from New York University Graduate School of Business in 1987, graduating with distinction. His numerous works on Value Investing have earned him various awards and distinctions at the undergraduate and graduate levels. Mr. Katz has earned the right to use the CFA Institute Chartered Financial Analyst designation. After initially working at Management Asset Corporation (Westport, CT), Mr. Katz co-founded Value Matrix Management with John M. Gates in 1986. He served as the firm’s Senior Vice President and Chief Investment Officer and was Head of the Investment Policy Committee. In 1990 he merged the Value Matrix Management organization into Matrix Asset Advisors. Mr. Katz is the firm’s President and Chief Investment Officer, chairs the Investment Policy Committee and is a Portfolio Manager/Analyst.

OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by Mr. Katz as of December 31, 2012:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
David A. Katz
Registered Investment Companies	1	$51.4	0	N/A
Other pooled investment vehicles	0	$0	0	$0
Other accounts	409	$546.7	3	$3.2

COMPENSATION STRUCTURE. Matrix Portfolio Managers, including Mr. Katz, are paid competitively with meaningful potential bonuses based on individual performance and firm success. Base salary is approximately 50-75% of total compensation, with bonus, equity and profit sharing participation. Discretionary bonus is based on overall performance of the firm, and not performance of any particular account. Portfolio Managers are incented through competitive compensation and benefits, as well as high degrees of responsibility, input and autonomy. The firm has created a “stakeholder” program and profit sharing plan, in which key personnel are granted participation in the profitability of the firm in a parallel fashion as the owners of the firm. Such participation is contingent on continued employment. In addition, the firm has offered equity ownership to retain key investment professionals.

OWNERSHIP BY PORTFOLIO MANAGERS: None

MATERIAL CONFILCTS OF INTEREST: None

Pzena Investment Management, LLC (“Pzena”)

MANAGEMENT. The portion of the Fund allocated to Pzena is managed by a team of portfolio managers. Individual portfolio managers on the team do not have any latitude to make independent portfolio decisions. All decisions require unanimous consent of a four-person portfolio management team. For the Fund, Richard Pzena, John Goetz, Antonio DeSpirito, and Benjamin Silver have joint decision-making responsibility and “veto authority” over any decision.

Richard S. Pzena – Mr. Pzena is the Founder, Managing Principal, Chief Executive Officer and Co-Chief Investment Officer of the firm. Prior to forming Pzena Investment Management in 1995, Mr. Pzena was the Director of U.S. Equity Investments and Chief Research Officer for Sanford C. Bernstein & Company. He joined Bernstein in 1986 as an oil industry analyst and was named to the Institutional Investor All America Research Team from 1988-1990. During 1990 and 1991, Mr. Pzena served as Chief Investment Officer, Small Cap Equities, and assumed his broader domestic equity role in 1991. Prior to joining Bernstein, Mr. Pzena worked for the Amoco Corporation in various financial and planning roles. He earned a B.S. summa cum laude and an M.B.A. from the Wharton School of the University of Pennsylvania in 1979 and 1980, respectively.

John P. Goetz – Mr. Goetz is a Managing Principal and Co-Chief Investment Officer at the firm. Prior to joining Pzena Investment Management in 1996, Mr. Goetz held a range of key positions at Amoco Corporation for over 14 years, most recently as the Global Business Manager for Amoco’s $1 billion polypropylene business where he had bottom line responsibility for operations and development worldwide. Prior positions included strategic planning, joint venture investments and project financing in various oil and chemical businesses. Prior to joining Amoco, Mr. Goetz had been employed by The Northern Trust Company and Bank of America. He earned a B.A. summa cum laude in Mathematics and Economics from Wheaton College in 1979 and an M.B.A. from the Kellogg School at Northwestern University in 1982.

Antonio DeSpirito, III – Mr. DeSpirito is a Managing Principal and Portfolio Manager of Value and Large Cap Value. Previously, Mr. Despirito was one of the Portfolio Managers of Pzena Investment Management’s Small Cap Value service. Prior to joining Pzena Investment Management in 1996, Mr. DeSpirito was an Associate in the Corporate Department at the Boston based law firm of Ropes & Gray. At Ropes & Gray, he advised clients in the direct television, financial services, fitness, packaging films, retail, software, and wire and cable industries. Mr. DeSpirito earned a B.S. summa cum laude from the Wharton School of the University of Pennsylvania in 1990 and a J.D. magna cum laude from Harvard Law School in 1993.

Benjamin S. Silver, CFA, CPA – Mr. Silver is a Principal, Co–Director of Research, and Portfolio Manager of Value, Large Cap, and Small Cap at the firm. Prior to joining Pzena Investment Management in 2001, Mr. Silver was a Research Analyst at Levitas & Company, a value based equity hedge fund. Mr. Silver was previously employed as a Manager for Ernst & Young LLP in their Financial Services Group from 1991 to 1996. He earned a B.S. magna cum laude in Accounting from Sy Syms School of Business at Yeshiva University. Mr. Silver is a Certified Public Accountant and holds the Chartered Financial Analyst designation.

OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by Messrs. Pzena, Goetz, DeSpirito and Silver, as of December 31, 2012.

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Richard S. Pzena
Registered Investment Companies	8	$5,615	0	N/A
Other pooled investment vehicles	35	$563	0	N/A
Other accounts	150	$4,745	5	$591.62

John P. Goetz
Registered Investment Companies	9	$6,565	1	$31.21
Other pooled investment vehicles	20	$2,833	1	$192.53
Other accounts	88	$4,739	3	$185.77

Antonio DeSpirito, III
Registered Investment Companies	5	$5,512	0	N/A
Other pooled investment vehicles	24	$543	0	N/A
Other accounts	113	$3,392	3	$543.71

Benjamin Silver
Registered Investment Companies	7	$5,576	0	N/A
Other pooled investment vehicles	31	$552	0	N/A
Other accounts	135	$4,417	4	$553.02

COMPENSATION STRUCTURE. Pzena portfolio managers, including Messrs Pzena, Goetz, DeSpirito and Silver, and other investment professionals at Pzena are compensated through a combination of a fixed base salary, performance bonus and equity ownership, if appropriate due to superior performance. Pzena avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm’s value investment philosophy. Pzena considers both quantitative and qualitative factors when determining performance bonuses; however, performance bonuses are not based directly on the performance of the Fund or other clients. For investment professionals, Pzena examines such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, Pzena always looks at the person as a whole and the contributions that he/she has made and is likely to make in the future. The time frame Pzena examines for bonus compensation is annual. Ultimately, equity ownership is the primary tool used by Pzena for attracting and retaining the best people. Shares may be in the form of capital interests or profits only interests. All shares are voting shares (i.e., not phantom stock).

OWNERSHIP BY PORTFOLIO MANAGERS: Mr. DeSpirito owns between $100,001 - $500,000 worth of shares of the Fund. Messrs. Pzena, Goetz and Silver do not own shares of the Fund.

MATERIAL CONFILCTS OF INTEREST: Conflicts of interest may arise in managing the Fund’s portfolio investments, on the one hand, and the portfolios of Pzena’s other clients and/or accounts (together “Accounts”), on the other. Set forth below is a brief description of some of the material conflicts which may arise and Pzena’s policy or procedure for handling them.

Although Pzena has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

The management of multiple Accounts inherently means there may be competing interests for the portfolio management team’s time and attention. Pzena seeks to minimize this by utilizing one investment approach (i.e., “classic” value investing), and by managing all Accounts on a product specific basis. Thus, all large cap value Accounts, whether they are mutual fund accounts, institutional accounts or individual accounts, are managed using the same investment discipline, strategy and proprietary investment model as the Fund.

If the portfolio management team identifies a limited investment opportunity which may be suitable for more than one Account, the Fund may not be able to take full advantage of that opportunity. However, Pzena has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly.

With respect to securities transactions for the Accounts, Pzena determines which broker to use to execute each order, consistent with its duty to seek best execution. Pzena aggregates like orders where it believes doing so is beneficial to the Accounts. However, with respect to certain Accounts, Pzena may be limited by clients with respect to the selection of brokers or it may be instructed to direct trades through particular brokers. In these cases, Pzena may place separate, non-simultaneous transactions for the Fund and another Account which may temporarily affect the market price of the security or the execution of the transaction to the detriment of one or the other.

Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the Fund or other Accounts. To address this, Pzena has adopted a written Code of Business Conduct and Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund shareholders’ interests) or its current investment strategy.

Pzena manages some Accounts under performance-based fee arrangements. Pzena recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. The structure may create inherent pressure to allocate investments having a greater potential for higher returns to those Accounts with higher performance fees. To prevent conflicts of interest associated with managing accounts with different fee structures, Pzena generally requires portfolio decisions to be made on a product specific basis (i.e., for all large cap value Accounts). Pzena also requires pre-allocation of all client orders based on specific fee-neutral criteria set forth above. Additionally, Pzena requires average pricing of all aggregated orders. Finally, Pzena has adopted a policy prohibiting portfolio managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.

Schneider Capital Management Corporation (“Schneider”)

MANAGEMENT: The portion of the Fund allocated to Schneider is managed by Arnold C. Schneider III, CFA. Mr. Schneider serves as President and Chief Investment Officer and manages the portion of Fund allocated to Schneider. Prior to founding Schneider, Mr. Schneider was a Senior Vice President and Partner of the Wellington Management Company. He has earned the right to use the CFA Institute Chartered Financial Analyst designation. Mr. Schneider received a B.S. in Finance from the McIntire School of Commerce of the University of Virginia.

OTHER ACCOUNTS. The table below provides information about the other accounts managed by Mr. Schneider as of December 31, 2012:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Arnold C. Schneider III

Registered Investment Companies	6	$434	0	N/A
Other pooled investment vehicles	4	$253	0	N/A
Other accounts	10	$772	0	N/A

COMPENSATION STRUCTURE. Mr. Schneider’s compensation consists of a fixed base salary and a bonus. A portion of his bonus may be deferred. Generally, his salary is fixed at the beginning of each year; his bonus and any deferred compensation are discretionary and based on the overall profitability of the firm.

OWNERSHIP BY PORTFOLIO MANAGER: None

MATERIAL CONFILCTS OF INTEREST: None

TCW Investment Management Company (“TCW”)

MANAGEMENT. The portion of the Fund allocated to TCW is managed by Craig C. Blum, CFA, Portfolio Manager, Managing Director and US Equities – Mr. Blum is Co-Portfolio Manager of the Concentrated Core and Select Equities investment strategies. He joined TCW in 1999 as part of a program designed to fast-track high potential individuals, providing them with in-depth knowledge of the firm’s various investment groups. After gaining experience in the High Yield and Mortgage-Backed Securities Groups, in 2000 Mr. Blum joined the US Equity Research Group as an Analyst covering data networking, communications equipment, and enterprise hardware and software companies. In 2002, Mr. Blum became a member of the Concentrated Core / Select Equities Group, and in 2004 he was promoted to Co-Portfolio Manager. Prior to joining TCW, Mr. Blum focused on commercial mortgage-backed securities cash flow modeling and deal structuring as a Senior Analyst with FMAC Capital Markets. Prior to that, he worked in institutional sales and mortgage-backed securities analysis at PaineWebber. Mr. Blum began his investment career in 1994 at Merrill Lynch where he developed a financial advisory business focused on high net worth and corporate clients. He has more than 10 years experience in the investment management industry. Mr. Blum received his Bachelor of Science in Applied Mathematics and Computer Science from the University of California at Los Angeles (UCLA) in 1993, and his MBA in Finance from the UCLA Anderson Graduate School of Management in 1999. Mr. Blum has earned the right to use the CFA Institute Chartered Financial Analyst designation.

OTHER ACCOUNTS. The table below provides information about the other accounts managed by Mr. Blum as of January 31, 2013:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Craig C. Blum
Registered Investment Companies	4	$1,503	0	n/a
Other pooled investment vehicles	5	$411	1	$130
Other accounts	59	$3,710	2	$264

COMPENSATION STRUCTURE.

Portfolio Managers Compensation

The overall objective of TCW’s compensation program for portfolio managers is to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, profit sharing based compensation (“profit sharing”), bonus and equity incentive participation in the TCW’s parent company (“equity incentives”). Profit sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio manager’s compensation.

Profit Sharing. Profit sharing is linked quantitatively to a fixed percentage of net income relating to accounts in the investment strategy area for which the portfolio managers are responsible and is typically paid quarterly. In most cases, revenues are allocated to a pool and profit sharing compensation is paid out after the deduction of certain expenses (including base salaries) related to the strategy group. The profit sharing percentage used to compensate a portfolio manager for management of the Fund is generally the same as that used to compensate portfolio managers for all other client accounts in the same strategy managed by TCW or one of the other TCW Advisors (together, “the TCW Group”). Income included in a profit sharing pool will relate to the products managed by the portfolio manager. In some cases, the pool includes revenues related to more than one equity or fixed income product where the portfolio managers work together as a team, in which case each participant in the pool is entitled to profit sharing derived from all the included products. In certain cases, a portfolio manager may also participate in a profit sharing pool that includes revenues from products besides the strategies offered in the Fund, including alternative investment products; the portfolio manager would be entitled to participate in such pool where he or she supervises, is involved in the management of, or is associated with a group, other members of which manage, such products. Profit sharing arrangements are generally the result of agreement between the portfolio manager and the TCW Group, although in some cases they may be discretionary based on supervisor allocation.

In some cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts.

Discretionary Bonus/Guaranteed Minimums. In general, portfolio managers do not receive discretionary bonuses. However, in some cases bonuses may be paid on a discretionary basis out of a department profit sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive profit sharing or where the company has determined the combination of salary and profit sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the TCW Group. Also, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory bonus if the sum of their salary and profit sharing does not meet certain minimum thresholds.

Equity Incentives. Many portfolio managers participate in equity incentives based on overall firm performance of the TCW Group and its affiliates, through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of TCW’s parent company.

Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas were awarded partnership units in TCW’s parent company. Awards under this plan vest over time. Vesting is in part dependent on satisfaction of performance criteria.

Under the 2013 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas are awarded options to acquire partnership units in TCW’s parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under the plan are subject to vesting and other conditions.

Other Plans and Compensation Vehicles. Portfolio managers may also elect to participate in the TCW Group’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

OWNERSHIP BY PORTFOLIO MANAGERS. None of the individuals at the firm responsible for the day-to-day management of the Fund owns any shares of the Fund.

Potential conflicts of interest in managing multiple accounts

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which may be faced by investment professionals at most major financial firms. ALPS Advisors, Inc. and the Fund have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the adviser’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Fund has adopted compliance procedures that provide that any transactions between a Fund and another advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

The adviser or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the advisers, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the adviser.

Each of the Fund’s sub-advisers has trade allocation and other policies and procedures that it believes are reasonably designed to address these and other potential conflicts of interest.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the year ended December 31, 2011, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in
Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers that applies to the registrant’s principal executive officer and principal financial officer and as described in Item 2 hereof is incorporated by reference to Exhibit-99-12(a)(1) to the registrant’s Form N-CSR for its fiscal year ended December 31, 2007, filed electronically with the Securities and Exchange Commission on March 7, 2008.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer) President

Date:	March 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND.

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer) President

Date:	March 5, 2013

By:	/s/ Jeremy O. May
Jeremy O. May (Principal Financial Officer)
Treasurer

Date:	March 5, 2013